UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Runway Growth Finance Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
☒
No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

RUNWAY GROWTH FINANCE CORP.
205 N. Michigan Ave
Suite 4200
Chicago, IL 60601
(312) 698-6902
December 13, 2024
Dear Stockholder:
You are cordially invited to attend a special meeting of stockholders (the “Special Meeting”) of Runway Growth Finance Corp. (the “Company”) to be held virtually on January 23, 2025 at 9:00 a.m. Central Time. The Special Meeting will be held solely on the Internet by virtual means. Only stockholders of record at the close of business on December 9, 2024 are entitled to the notice of, and to vote at, the Special Meeting, including any postponement or adjournment thereof.
The Notice of the Special Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked to approve the new investment management agreement (the “New Advisory Agreement”) between the Company and Runway Growth Capital LLC (the “Adviser”). The Adviser has advised the Company’s board of directors (the “Board”) that the Adviser has entered into a transaction pursuant to which a newly formed entity, RGC Group Acquisition, LLC (the “New Owner”), owned by BCP Special Opportunities Fund III Originations LP (“SOF III”), an investment fund affiliated with BC Partners Advisors L.P. (“BCPA”), will acquire all of the outstanding equity interests in the Adviser (the “Adviser Change in Control”). The consummation of the Adviser Change in Control will result in an assignment and corresponding termination of the current investment management agreement, dated as of April 7, 2021, between the Company and the Adviser (the “Existing Advisory Agreement”) in accordance with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Although the ownership of the Adviser will change in connection with the completion of the Adviser Change in Control, it is important to note that management of the Adviser is not changing in connection with the Adviser Change in Control, nor are the terms of the New Advisory Agreement compared to the Existing Advisory Agreement. The Adviser will continue to serve as the investment adviser to the Company and will be the counterparty to the New Advisory Agreement, as with the Existing Advisory Agreement. The proposed Adviser Change in Control is expected to close during the first fiscal quarter of 2025.
Stockholders of the Company are being asked to approve the New Advisory Agreement, the terms of which are identical to those contained in the Existing Advisory Agreement as described in the accompanying proxy statement. The 1940 Act requires that the New Advisory Agreement be approved by both a majority of the Company’s non-interested directors (the “Independent Directors”) and “a majority of the outstanding voting securities” of the Company, as that term is defined under the 1940 Act. While the Adviser Change in Control contemplates the transfer of all of the outstanding equity interests of the Adviser to the New Owner, the Company’s investment strategy and team, including the Company’s executive officers, are expected to remain unchanged, and the Adviser Change in Control is not expected to have a material impact on the Company’s operations. As a result, to prevent any disruption in the Adviser’s ability to provide services to the Company once that assignment is deemed to occur as a result of the Adviser Change in Control, the Company is seeking stockholder approval of the New Advisory Agreement. All terms will remain unchanged from the Existing Advisory Agreement. The Board, including all of the Independent Directors, has unanimously approved the New Advisory Agreement and believes it to be in the best interests of the Company and its stockholders.
In evaluating the New Advisory Agreement, the Board requested, and received, information and materials regarding the Adviser and its affiliates. The Board believes that the Company and its stockholders will benefit because it will allow the Adviser to continue to provide investment advisory services to the Company and allow the Adviser to combine its existing platform with BCPA’s larger platform to increase investment opportunities for the Company, improve the execution of the Company’s investment strategy and potentially reduce expenses through economies of scale. The Board and the Company’s management further believe that the features below are key elements of the Adviser Change in Control that will be beneficial to the Company’s stockholders:

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Consistency in leadership:   Following the Adviser Change in Control, the Company’s current management team will remain in their roles with the access and ability to add key resources to execute and expand its venture/growth lending strategy;

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Augmented access to capital:   The Company may have enhanced access to capital as a part of the BCPA credit platform, which would provide capacity to invest across the liquidity spectrum, deploy additional leverage, and participate in larger, later-stage transactions with attractive risk return profiles;

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Enhanced product solutions:   With the ability to coinvest with BCPA platform funds, the Company believes it will be able to offer a wider range of comprehensive debt and other capital solutions;

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Expanded origination channels:   Access to BCPA’s broad investment platform positions the Company to potentially expand origination channels, strengthen sourcing capabilities, and access a broader range of investment opportunities designed to enhance the Company’s stockholder value.

In addition to the New Advisory Agreement, stockholders are also being asked to elect one director (the “Director Nominee”) to serve for the remainder of the Class III director term until the Company’s 2025 annual meeting of stockholders, and until her successor is duly elected and qualified.
Your vote is very important. The Board unanimously recommends that you vote “FOR” the approval of the New Advisory Agreement, and “FOR” the election of the Director Nominee.
On or about December 18, 2024, the Company intends to mail to its stockholders the proxy statement and proxy card.
It is important that your shares be represented at the Special Meeting, and you are encouraged to vote your shares as soon as possible. The proxy card contains instructions for voting over the Internet by electronic mail or by returning your proxy card via mail in the envelope provided. If you are unable to attend the Special Meeting in person (i.e., virtually), I urge you to vote your shares by completing, dating and signing the enclosed proxy card and promptly returning it in the envelope provided, or follow the instructions printed on the proxy card to authorize a proxy through the internet. Your vote is important.
We look forward to seeing you at the Special Meeting.
Sincerely yours,
/s/ R. David Spreng R. David Spreng Chairman of the Board of Directors, President and Chief Executive Officer

RUNWAY GROWTH FINANCE CORP.
205 N. Michigan Ave
Suite 4200
Chicago, IL 60601
(312) 698-6902
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 23, 2025
To the Stockholders of Runway Growth Finance Corp.:
Notice is hereby given that a special meeting of stockholders (the “Special Meeting”) of Runway Growth Finance Corp., a Maryland corporation (the “Company”), will be held on January 23, 2025, at 9:00 a.m. Central Time. The Special Meeting will be held solely on the Internet by virtual means. You will be able to attend the Special Meeting, as well as vote and submit your questions during the live webcast of the Special Meeting, by visiting www.virtualshareholdermeeting.com/RWAY2024SM and entering your 16-digitcontrol number included on your proxy card or in the instructions that accompany your proxy materials.
At the Special Meeting, you will be asked to consider and vote upon the following proposals:
1.
To approve a new investment management agreement (the “New Advisory Agreement”) between the Company and Runway Growth Capital LLC (the “Adviser”) (the “New Advisory Agreement Proposal”);

2.
To elect a director to serve for the remainder of the Class III director term until the Company’s 2025 annual meeting of stockholders, and until her successor is duly elected and qualified (the “Director Proposal”); and

3.
To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the New Advisory Agreement (the “Adjournment Proposal”).

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.
We intend to mail these materials on or about December 18, 2024 to all stockholders of record entitled to vote at the Special Meeting. The Company’s board of directors (the “Board”) has fixed the close of business on December 9, 2024 as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting and at any adjournment or postponement thereof.
As further described in the Proxy Statement accompanying this Notice, based on a consideration of all the factors in their totality, the Board, including each of the independent directors, unanimously determined that the New Advisory Agreement, including the fees payable under the New Advisory Agreement, is fair and reasonable to the Company. THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, THEREFORE UNANIMOUSLY DETERMINED THAT THE APPROVAL OF THE NEW ADVISORY AGREEMENT WAS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS, AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE ABOVE PROPOSALS.
In connection with the New Advisory Agreement Proposal, there will not be any changes to the terms, including the fee structure and services to be provided, of the investment management agreement between the Company and the Adviser currently in effect (the “Existing Advisory Agreement”) compared to the New Advisory Agreement, other than the date and term of the New Advisory Agreement. In addition to there being no changes to the fee structure, no other fees or expenses currently paid by the Company will change pursuant to the New Advisory Agreement. The Adviser will continue to serve as the investment adviser to the Company and will be the counterparty to the New Advisory Agreement, as with the Existing Advisory Agreement.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting
to be held on January 23, 2025 at 9:00 a.m. Central Time, virtually, in a live webcast at www.virtualshareholdermeeting.com/RWAY2024SM.
The Proxy Statement is also available at www.proxyvote.com.

ALL OF OUR STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING VIA WEBCAST. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, SUBMIT YOUR PROXY ELECTRONICALLY VIA THE INTERNET, OR VOTE BY PROXY OVER THE TELEPHONE, AS INSTRUCTED IN THESE MATERIALS. SUBMITTING YOUR PROXY OR VOTING INSTRUCTIONS PROMPTLY WILL ASSIST US IN REDUCING THE EXPENSES OF ADDITIONAL PROXY SOLICITATION, BUT IT WILL NOT AFFECT YOUR RIGHT TO VOTE IF YOU ATTEND THE SPECIAL MEETING (AND, IF YOU ARE NOT A STOCKHOLDER OF RECORD, YOU HAVE OBTAINED A LEGAL PROXY FROM THE BANK, BROKER, TRUSTEE OR OTHER NOMINEE THAT HOLDS YOUR SHARES GIVING YOU THE RIGHT TO VOTE THE SHARES AT THE SPECIAL MEETING).
By Order of the Board of Directors,
/s/ Thomas B. Raterman

Thomas B. Raterman
Chief Financial Officer, Chief Operating Officer,
Secretary and Treasurer
Chicago, IL
December 13, 2024

RUNWAY GROWTH FINANCE CORP.
205 N. Michigan Ave
Suite 4200
Chicago, IL 60601
(312) 698-6902
PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
To Be Held On January 23, 2025
QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING
Why am I receiving these materials?
We have sent you this Proxy Statement and the enclosed proxy card because the board of directors (the “Board”) of Runway Growth Finance Corp. (“we,” “us,” or the “Company”) is soliciting your proxy to vote at the special meeting of the Company’s stockholders to be held on January 23, 2025 (the “Special Meeting”), including adjournments or postponements thereof, if any.
On October 31, 2024, the Company announced that Runway Growth Capital LLC (the “Adviser”) has entered into a transaction pursuant to which a newly formed entity, RGC Group Acquisition, LLC (the “New Owner”), owned by BCP Special Opportunities Fund III Originations LP (“SOF III”), an investment fund affiliated with BC Partners Advisors L.P. (“BCPA”), will acquire all of the outstanding equity interests in the Adviser (the “Adviser Change in Control”). The consummation of the Adviser Change in Control will result in an assignment and corresponding termination of the current investment management agreement, dated as of April 7, 2021, between the Company and the Adviser (the “Existing Advisory Agreement”) in accordance with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).
You are invited to attend the Special Meeting to vote on the proposed investment management agreement between the Company and the Adviser described in this Proxy Statement, and to vote on the election of a director to serve for the remainder of the Class III director term until the Company’s 2025 annual meeting of stockholders, and until her successor is duly elected and qualified. The Special Meeting will take place through a live webcast, which you can attend by visiting www.virtualshareholdermeeting.com/RWAY2024SM. However, you do not need to attend the Special Meeting through the webcast to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to vote by proxy over the telephone or through the Internet prior to the Special Meeting.
We intend to mail these materials on or about December 18, 2024 to all stockholders of record entitled to vote at the Special Meeting.
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES EITHER BY MAIL, BY TELEPHONE, OR THROUGH THE INTERNET.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON JANUARY 23, 2025:
The Notice of Special Meeting and this Proxy Statement are available at the following Internet address: www.proxyvote.com.
How can I attend the Special Meeting?
The Special Meeting will be held on January 23, 2025, at 9:00 a.m. Central Time, virtually, in a live webcast on the website www.virtualshareholdermeeting.com/RWAY2024SM where you will be able to vote your shares during the meeting and submit any questions. You will need to enter the 16-digit control number included on your proxy card or in the instructions that accompany your proxy materials to enter the meeting. If you experience technical difficulties in attending the meeting virtually, please dial the toll-free support number listed on the website for assistance.

Who can vote at the Special Meeting?
Only holders of record of our common stock at the close of business on December 9, 2024 will be entitled to vote at the Special Meeting. On the record date, there were 37,347,428 shares of common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If at the close of business on December 9, 2024, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote at the Special Meeting. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or through the Internet as instructed below to ensure your vote is counted.
Beneficial Owner: Shares Held in the Name of a Broker, Bank, Nominee, or other Similar Organization
If at the close of business on December 9, 2024, your shares were held, not in your name, but in an account at a brokerage firm, bank, dealer, or other similar organization or nominee (collectively, a “Brokerage Firm”), then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that Brokerage Firm because the Brokerage Firm holding your account or its nominee is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your Brokerage Firm regarding how to vote the shares in your account. You are also invited to attend the Special Meeting via live webcast on the website: www.virtualshareholdermeeting.com/RWAY2024SM. As a beneficial owner, you may vote at the Special Meeting.
What am I voting on?
The Company’s stockholders are being asked to vote on two proposals at the Special Meeting:
1.
To approve a new investment advisory agreement (the “New Advisory Agreement”) between the Company and the Adviser (the “New Advisory Agreement Proposal”);

2.
To elect a director to serve for the remainder of the Class III director term until the Company’s 2025 annual meeting of stockholders, and until her successor is duly elected and qualified (the “Director Proposal”); and

3.
To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the New Advisory Agreement (the “Adjournment Proposal”).

Why am I being asked to vote on the New Advisory Agreement?
The Company currently receives investment advisory services from Runway Growth Capital LLC pursuant to the Existing Advisory Agreement. On October 31, 2024, the Company announced that Runway Growth Capital LLC has entered into an agreement and plan of merger (the “Merger Agreement”) pursuant to which a newly formed entity, RGC Group Acquisition, LLC (the “New Owner”), owned by BCP Special Opportunities Fund III Originations LP (“SOF III”), an investment fund affiliated with BC Partners Advisors L.P. (“BCPA”) will acquire all of the outstanding equity interests in the Adviser. The consummation of the Adviser Change in Control will result in an assignment and corresponding termination of the Existing Advisory Agreement in accordance with the requirements of the 1940 Act. The Company is not a party to the Merger Agreement relating to the Adviser Change in Control. The Adviser will continue to serve as the investment adviser to the Company and will be the counterparty to the New Advisory Agreement.
Section 2(a)(4) of the 1940 Act provides that the transfer of a controlling interest of an investment adviser, such as will be caused by the Adviser Change in Control, constitutes an “assignment.” Section 15(a) of the 1940 Act provides that an investment management contract terminates on its “assignment.” Accordingly, in order to permit the Adviser to continue to provide investment advisory services to the Company after the closing of the Adviser Change in Control, a new investment management agreement must be approved by

(A) the Board, including a majority of the members of the Board who are not affiliated with either the Company or the Adviser and who are not otherwise “interested persons” as defined in Section 2(a)(19) of the 1940 Act (the “Independent Directors”), and (B) the Company’s stockholders by the affirmative vote of the lesser of (1) 67% or more of the shares of the Company’s stock present or represented by proxy and entitled to vote at the Special Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy and entitled to vote at the Special Meeting and (2) more than 50% of the outstanding shares of the Company’s stock present or represented by proxy and entitled to vote at the Special Meeting. The Adviser and the New Owner have requested that the Board approve the New Advisory Agreement and that the Board seek stockholder approval of the New Advisory Agreement. A copy of the proposed form of the New Advisory Agreement, as approved by the Board, is attached to this Proxy Statement as Exhibit A. All terms of the New Advisory Agreement are unchanged from the Existing Advisory Agreement.
In evaluating the New Advisory Agreement, the Board reviewed and discussed certain materials furnished separately by the Adviser and SOF III and certain other information that the Board deemed relevant. The Board reviewed and discussed these materials at several meetings and believes approving the New Advisory Agreement is in the best interests of the Company and its stockholders for the reasons described in the section of this Proxy Statement below captioned Certain Board of Directors Considerations Regarding the Approval of the New Advisory Agreement. The Board, including a majority of the Independent Directors, has unanimously approved the New Advisory Agreement and has deemed entry into such agreement to be in the best interests of the Company and its stockholders. The Company is now seeking stockholder approval of the New Advisory Agreement.
Who is BC Partners Advisors L.P.?
BCPA, an affiliate of BC Partners LLP (“BC Partners”), is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. BCPA serves as investment adviser to a privately offered BDC and is responsible for managing such BDC's business activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring investments, and monitoring portfolio companies on an ongoing basis through a team of investment professionals. BCPA also manages other private funds within the BC Partners credit platform, along with several separate managed accounts focused on credit investments.
BC Partners is a leading private equity firm with an over 30-year track record investing in the buyout space across North America and Europe. BC Partners' assets under management are based on actively managed commitments of its managed funds and relevant vehicles formed for the purpose of co-investing alongside such funds. BC Partners operates a private equity investment platform, a credit investment platform, and a real estate investment platform as fully integrated businesses.
Who is SOF III?
SOF III is a private fund advised by BCPA, an affiliate of BC Partners. SOF III, the parent of the New Owner, has over $1.0 billion in committed capital and a ten year fund life, providing ample capital quantum and duration in order to fund existing and new initiatives (including, but not limited, to personnel investments, GP commit funding, and M&A).
Under the proposed structure, the Adviser will become an indirect, wholly owned subsidiary of SOF III. At the same time, SOF III will purchase Runway Management Services, Inc., which employs personnel of the Adviser, compensates the employees, and provides employee benefits through third party benefit provider contracts. SOF III will also enter into certain agreements with the managing principles and majority stockholders of the Adviser, including restrictive covenant agreements and new employment agreements.
Who is the New Owner?
The New Owner is an indirectly-held subsidiary of SOF III. Affiliates of the New Owner manage other publicly-traded business development companies (“BDCs”), such as Portman Ridge Finance Corporation (“Portman Ridge”) and Logan Ridge Finance Corporation (“Logan Ridge”).

How does the Adviser Change in Control benefit the Company’s stockholders?
The Board and management believe that the Adviser Change in Control is consistent with the Company’s long-term strategy of aligning its investment capabilities to create value for stockholders. The Board and management further believe that the Company will benefit from BCPA’s platform by (i) seeking to leverage BCPA’s investor relations and business development function to assist in raising additional investable capital for the Company’s lending platform; (ii) seeking to provide the Company with access to additional capital from BCPA’s platform that will allow the Company to participate in larger transactions, and (iii) seeking to leverage BCPA’s administrative, back-office and support platform to drive operational efficiencies as well as processes and procedures to assist in the Company’s future growth. Additionally, the Board and management believe (i), (ii) and (iii) above will benefit the Company by allowing it to participate in larger investment opportunities, thereby expanding the pool of potential investment opportunities.
What are the impacts to the Company’s stockholders of the approval of the New Advisory Agreement?
In connection with the Adviser Change in Control, the Adviser will become part of a significantly larger investing platform. The Company and the Adviser will continue to operate their business under the “Runway” name, and current management will continue to manage the Company’s business. The Board and management believe that the impact of the approval of the New Advisory Agreement to stockholders will be beneficial to stockholders because it will allow the Adviser to continue to provide investment advisory services to the Company and allow the Company to combine its existing platform with BCPA’s larger platform to increase investment opportunities, improve the execution of the Company’s investment strategy and potentially reduce expenses through economies of scale.
What are the conditions to the closing of the Adviser Change in Control?
The obligation of the parties to close the Adviser Change in Control under the Merger Agreement is subject to customary conditions, including, without limitation: (1) the approval by the Company’s stockholders of the New Advisory Agreement and (2) the accuracy of representations and warranties and compliance with covenants and agreements contained in the Merger Agreement (in each case, subject to certain qualifications.)
Gregory M. Share, a director who is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act, has submitted his resignation as a member of the Board, to be effective upon the election of his successor in accordance with the Stockholder Agreement between the Company and OCM Growth Holdings, LLC (“OCM”) dated December 15, 2016 (the “Stockholder Agreement”). OCM has submitted Catherine Frey to fill the vacancy on the Board created by Mr. Share’s resignation. Upon confirmation of Ms. Frey’s status as an Independent Director of the Company, the Adviser, or OCM and her qualification as a director, the Nominating and Corporate Governance Committee recommended, and the Board approved, the nomination of Ms. Frey to serve as a director, and stockholders are being asked to vote on Ms. Frey’s nomination at the Special Meeting. Assuming that stockholders vote to elect Ms. Frey to serve as a director, the Board will be composed of four Independent Directors and one interested director in advance of the transaction being consummated. This will cause the Company to comply with the “safe harbor” included in Section 15(f) of the 1940 Act. Section 15(f) provides that when a sale of securities or any other interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. These conditions are as follows:
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First, during the three (3)-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must be comprised of Independent Directors. The Board is expected to meet this requirement at the time of the consummation of the Adviser Change in Control, and for the three (3)-year period thereafter.

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Second, an “unfair burden” must not be imposed on the investment company as a result of the Adviser Change in Control relating to the sale of such interest, or any of its applicable express or implied terms, conditions or understandings. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement, during the two (2)-year period after the date on which any such transaction occurs, whereby the investment adviser or corporate trustee or predecessor or successor investment advisers or any interested person of any such adviser or any such corporate trustee receives or is entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of such company, other than bona fide ordinary compensation as principal underwriter for such company, or (ii) from such company or its security holders for other than bona fide investment advisory or other services. The terms of the Adviser Change in Control will not introduce any compensation arrangements that are not related to bona fide investment advisory services provided to the Company or other funds managed by the Adviser, nor will any such changes take effect during the two (2)-year period following the consummation of the Adviser Change in Control. Further, in its evaluation of the New Advisory Agreement, the Board considered whether an unfair burden would be imposed on the Company as a result of the Adviser Change in Control and found that it was unaware of any arrangements that would constitute an unfair burden as that term is defined in the 1940 Act.
How will the Company’s relationship with Oaktree impacting voting for the New Advisory Agreement Proposal?
In connection with the strategic relationship between Oaktree Capital Management, L.P. (“Oaktree”) and the Adviser, as described in the Company’s quarterly reports on Form 10-Q, annual reports on Form  10-K, and proxy statements, affiliates of Oaktree acquired shares of the Company in its initial and second private offerings, and in subsequent secondary transactions. As of the record date, an affiliate of Oaktree currently owns approximately 28.8% of the Company’s outstanding shares of common stock. Pursuant to an irrevocable proxy, certain shares held through an affiliate of Oaktree must be voted in the same proportion that the Company’s other stockholders vote their shares. Other than the foregoing, there are no agreements with the Company’s 5% or more stockholders to vote for the New Advisory Agreement Proposal. Of the 10,779,668 shares of the Company’s common stock owned by an affiliate of Oaktree, 10,294,926 shares, or approximately 27.5% of the Company’s outstanding shares, are subject to this proxy voting arrangement.
What will happen if the New Advisory Agreement Proposal is not approved?
If the Company’s stockholders do not approve the New Advisory Agreement Proposal, the Existing Advisory Agreement with the Adviser will remain in effect until the Adviser Change in Control is consummated. Additionally, if the Company’s stockholders do not approve the New Advisory Agreement Proposal, the parties to the agreement providing for the Adviser Change in Control are not required to complete the Adviser Change in Control. If the Adviser Change in Control does not close for any reason, the Company will continue to operate pursuant to the Existing Advisory Agreement. If the Adviser Change in Control is consummated and the New Advisory Agreement Proposal is not approved by the Company’s stockholders, the Board may consider alternatives, including but not limited to approving an investment advisory agreement with a different investment adviser or liquidating the Company.
Has the Board considered whether the New Advisory Agreement is in the best interests of the Company and its stockholders?
As further described below under Proposal 1 — Approval of the New Advisory Agreement — Certain Board of Directors Considerations Regarding the Approval of the New Advisory Agreement, based on a careful consideration of all the factors in their totality, the Board, including each of the independent directors, unanimously determined that the New Advisory Agreement, including the fees payable under the agreement, is fair and reasonable to the Company. The Board also considered the potential benefits of the approval of the New Advisory Agreement discussed under the caption, What are the impacts to the Company’s stockholders of the approval of the New Advisory Agreement? The Board, including each of the independent directors, therefore unanimously determined that the approval of the New Advisory Agreement is in the best interests of the Company and its stockholders, and unanimously recommends a vote “FOR” the New Advisory Agreement Proposal.
How will the Company be managed following the Adviser Change in Control?
Following the closing of the Adviser Change in Control, the Company expects to continue to be managed by the officers managing the Adviser as of the date hereof. The Company expects the Adviser to manage the Company’s investment portfolio in a manner consistent with the Company’s existing investment strategy.

Will there be any changes to the Company’s principal investment objective, investment strategies, fundamental investment restrictions, principal risks, or any change to how the Company is managed as a result of entry into the New Advisory Agreement?
No. There will be no changes to the Company’s principal investment objective, investment strategies, fundamental investment restrictions, principal risks, or any change to how the Company is managed, as a result of entry into the New Advisory Agreement.
Are there any material changes between the Existing Advisory Agreement and the New Advisory Agreement?
As further described below under Proposal 1 — Approval of the New Advisory Agreement, there are no changes to the terms, including the fee structure and services to be provided, in the Existing Advisory Agreement compared to the fee structure and services to be provided under the New Advisory Agreement, other than the date and term of the New Advisory Agreement as compared to the Existing Advisory Agreement. In addition to there being no changes to the fee structure, no other fees or expenses currently paid by the Company will change as a result of entry into the New Advisory Agreement.
Will the management fees payable by the Company change under the New Advisory Agreement?
No. The management fees proposed to be payable by the Company under the New Advisory Agreement are the same as the management fees payable under the Existing Advisory Agreement. For additional details regarding the fees payable by the Company under the New Advisory Agreement, please refer to the section of this Proxy Statement below captioned Information Regarding the New Advisory Agreement; Comparison of the Existing Advisory Agreement and New Advisory Agreement.
Who will bear the expenses associated with completing the Adviser Change in Control?
The Adviser will bear the expenses associated with completing the Adviser Change in Control. The Company will not bear any costs associated with completing the Adviser Change in Control.
What will the Company’s stockholders receive in the Adviser Change in Control?
The Company is not a party to the Merger Agreement and neither the Company nor its stockholders will receive consideration from the Adviser or the New Owner in connection with the Adviser Change in Control.
How do I vote?
For each proposal, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. The procedures for voting are as follows:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote at the Special Meeting, vote by proxy using the enclosed proxy card and return envelope, or vote by proxy over the telephone or through the Internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Special Meeting via webcast and vote in person, even if you have already voted by proxy.
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To vote virtually during the live webcast of the Special Meeting, please follow the instructions for attending and voting at the Special Meeting posted at www.virtualshareholdermeeting.com/RWAY2024SM. You will need the 16-digit control number included on the enclosed proxy card. All votes must be received by the inspectors of election appointed for the meeting before the polls close at the Special Meeting.

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To vote using the enclosed proxy card, simply complete, sign, date, and return it promptly in the envelope provided. To be counted, we must receive your signed proxy card by 11:59 p.m. Eastern Time on January 22, 2025, the day prior to the Special Meeting. To vote by proxy over the telephone, dial toll-free, 1-800-690-6903, using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number included on the enclosed proxy card. To be counted, we must receive your vote by 11:59 p.m. Eastern Time on January 22, 2025, the day prior to the Special Meeting.

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To vote by proxy through the Internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the 16-digit control number included on the enclosed proxy card. To be counted, we must receive your vote by 11:59 p.m. Eastern Time on January 22, 2025, the day prior to the Special Meeting.

Beneficial Owner: Shares Held in the Name of Broker, Bank, Nominee, or other Similar Organization
If you are a beneficial owner of shares registered in the name of your Brokerage Firm, you should have received a proxy card and voting instructions with these proxy materials from that organization, rather than from us. Simply follow the instructions provided by your Brokerage Firm to ensure that your vote is counted. To vote virtually during the live webcast of the Special Meeting, enter your 16-digit control number on the enclosed proxy card. All votes must be received by the inspectors of election appointed for the meeting before the polls close at the Special Meeting.
How many votes do I have?
On all matters that properly come before the Special Meeting, you have one vote for each share of common stock that you owned as of the close of business on December 9, 2024.
How are votes counted?
Votes will be counted by the inspectors of election appointed for the Special Meeting, who will separately count “FOR,” “AGAINST” and “ABSTAIN” votes. The effects of abstentions on each proposal are described below under the question “How many votes are needed to approve each proposal?”
How many votes are needed to approve each proposal?
Advisory Agreement Proposal
Approval of the New Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Company. Under the 1940 Act, a “majority of outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Company’s common stock present or represented by proxy at the Special Meeting if the holders of more than 50% of the outstanding shares of the Company’s common stock are present or represented by proxy at the Special Meeting or (b) more than 50% of the outstanding shares of common stock of the Company.
Abstentions will have the effect of a vote “AGAINST” the New Advisory Agreement Proposal.
If the New Advisory Agreement Proposal is approved by the Company’s stockholders, the New Advisory Agreement will be entered into on the Effective Date (as defined below) by the relevant parties. If the New Advisory Agreement Proposal is not approved by the Company’s stockholders, the Board will consider alternatives for the Company, potentially including seeking subsequent approval of a different new investment advisory agreement by the Company’s stockholders.
Director Proposal
Approval of the Director Proposal requires the affirmative vote of a plurality of all the votes cast. The requirement for the “affirmative vote of a plurality of all the votes cast” means the nominee who receives the largest number of votes of the applicable shares cast in person or by proxy at the Special Meeting (even if she receives less than a majority) will be elected as a director. If you vote to “withhold authority” with respect to the nominee, your shares will not be voted with respect to the nominee indicated.
Abstentions will have no effect the outcome of the vote and therefore, is not offered as a voting option for the Director Proposal. Shares represented by broker non-votes are also not considered votes cast, and thus will have no effect on the Director Proposal.
Adjournment Proposal
Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of shares of the Company’s common stock present (in person or virtually) or represented by proxy and entitled to vote on the matter.

Abstentions will have the same effect as a vote “AGAINST” the Adjournment Proposal.
What are “broker non-votes?”
Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the Brokerage Firm or nominee holding the shares. If the beneficial owner does not provide voting instructions, the Brokerage Firm or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters.
Please note that to be sure your vote is counted on the New Advisory Agreement Proposal, you should instruct your Brokerage Firm how to vote your shares. Because the New Advisory Agreement Approval is a non-routine proposal, your Brokerage Firm is not entitled to vote your shares without your instructions with respect to the approval of the New Advisory Agreement. Thus, if you do not vote or give your Brokerage Firm specific instructions on how to vote for you regarding the New Advisory Agreement Proposal, your Brokerage Firm cannot vote with respect to the New Advisory Agreement Proposal and your shares will not be treated as present for quorum purposes. Broker non-votes, if any, will have no effect on the vote for the Director Proposal or the Adjournment Proposal.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if a majority of all of our outstanding shares of common stock are represented by stockholders present at the Special Meeting or by proxy. On the record date there were 37,347,428 shares of common stock outstanding and entitled to vote. Thus, 18,673,714 shares must be represented by stockholders present at the Special Meeting or by proxy to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your Brokerage Firm or other nominee) or if you vote in person at the Special Meeting. Abstentions will be counted towards the quorum requirement. If a broker or other recordholder attempts to give us any proxy authority with respect to uninstructed shares, we will not consider those shares present for quorum or any other purposes. If there is no quorum, the stockholders present and entitled to vote at the Special Meeting may adjourn the Special Meeting to another date.
Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you wish to revoke your proxy after 11:59 p.m. Eastern Time on January 22, 2025, you may only do so at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
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You may submit another properly completed proxy card with a later date specified thereon.

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You may grant a subsequent proxy by telephone or through the Internet through www.proxyvote.com on a later date.

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You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at 205 N. Michigan Ave., Suite 4200, Chicago IL.

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You may attend the Special Meeting and vote virtually during the live webcast. Simply attending the Special Meeting will not, by itself, revoke your proxy.

If your shares are held by your Brokerage Firm, you should follow the instructions provided by your broker or bank.
What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts at your Brokerage Firm(s). Please follow the voting instructions on the proxy cards in each set of the proxy materials to ensure that all of your shares are voted.

How can I find out the results of the voting at the Special Meeting?
Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a Current Report on Form 8-K that we will file with the U.S. Securities and Exchange Commission (“SEC”) within four business days after the Special Meeting. If final voting results are not available to us to timely file a Current Report on Form 8-K, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.
Who is paying for this proxy solicitation?
The Adviser will bear the cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and other custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. The Company intends to use the services of Broadridge to aid in the distribution and collection of proxies for an estimated fee of approximately $22,500 plus pass through charges (encompassing standard out of pocket expenses incurred by Broadridge). Broadridge’s fees for distributions and collection of proxies and pass through charges will be paid by the Adviser and such fees and expenses will not be subject to recoupment. Broadridge could contact you by telephone on behalf of the Company and urge you to vote. Broadridge will not attempt to influence how you vote your shares, but will only ask that you take the time to cast a vote. The Adviser may reimburse persons representing beneficial owners of the Company’s common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, electronic or personal solicitation by directors, officers or other regular employees of the Adviser. No additional compensation will be paid to directors, officers or other regular employees for such services. In addition to these written proxy materials, our officers and directors may also solicit proxies in person, by telephone or by other means of communication; however, our officers and directors will not be paid any additional compensation for soliciting proxies.
What proxy materials are available on the Internet?
The Notice of the Special Meeting and Proxy Statement are also available at www.proxyvote.com.
Who can I call with questions?
If you have any questions about the Special Meeting, voting or your ownership of the Company’s common stock, please contact our solicitor, Broadridge Financial Solutions at 1-855-643-5292.

PROPOSAL 1: APPROVAL OF THE NEW ADVISORY AGREEMENT
We are asking the Company’s stockholders to approve an investment management agreement between the Company and the Adviser (the “New Advisory Agreement”), pursuant to which the Adviser will continue to serve as the Company’s investment adviser following the Adviser Change in Control (as defined below).
Background
On October 31, 2024, the Company announced that Runway Growth Capital LLC (the “Adviser”) had entered into an agreement and plan of merger (the “Merger Agreement”) pursuant to which a newly formed entity, RGC Group Acquisition LLC (the “New Owner”), owned by an investment fund affiliated with BC Partners Advisors L.P. (“BCPA”) will acquire all of the outstanding equity interests in the Adviser (the “Adviser Change in Control”). The consummation of the Adviser Change in Control will result in an assignment and corresponding termination of the current investment management agreement, dated as of April 7, 2021, between the Company and the Adviser (the “Existing Advisory Agreement”) in accordance with the 1940 Act.
All employees of the Adviser, including all of the investment professionals currently managing the Company, as well as the members of the Adviser’s Investment Committee, will continue managing the Company. The Adviser expects that its investment process will remain substantially the same following the Adviser Change in Control and will be enhanced because of the resources of BCPA that will be available following the Adviser Change in Control. In connection with the transaction, a director of the Company that is considered an “interested person” of the Company (as defined in Section 2(a)(19) of the 1940 Act) will receive substantial payments in exchange for their equity interests in the Adviser.
The Existing Advisory Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). The consummation of the Adviser Change in Control will result in an assignment of the Existing Advisory Agreement and therefore cause the automatic termination of the Existing Advisory Agreement. Contingent upon stockholder approval of the New Advisory Agreement and the consummation of the Adviser Change in Control, the Adviser will enter into a new investment management agreement with the Company in order to continue to serve as investment adviser to the Company. The consummation of the Adviser Change in Control is subject to certain terms and conditions, including, among others, approval of the New Advisory Agreement by the Company’s stockholders, to take effect immediately after the closing of the Adviser Change in Control, and the receipt of required regulatory and other approvals. If each of the terms and conditions is satisfied or waived, the parties to the Merger Agreement anticipate that the closing of the Adviser Change in Control will occur in the first quarter of 2025.
SOF III is a private fund advised by BCPA, an affiliate of BC Partners LLP. SOF III, the parent of New Owner, has over $1.0 billion in committed capital and a ten year fund life, providing ample capital quantum and duration in order to fund existing and new initiatives (including, but not limited to, personnel investments, GP commit funding, or M&A).
Under the proposed structure, the Adviser will become an indirect wholly owned subsidiary of SOF III. At the same time, SOF III will purchase Runway Management Services, Inc., which employs personnel of the Adviser, compensates the employees, and provides employee benefits through third party benefit provider contracts. SOF III will also enter into certain agreements with the managing principles and majority stockholders of the Adviser, including restrictive covenant agreements and new employment agreements.
Affiliates of the New Owner manage other publicly-traded BDCs, such as Portman Ridge and Logan Ridge.
Management of the Adviser believes that the Adviser Change in Control will combine the benefits of the extensive experience of the Adviser’s investment professionals with the resources of BCPA. The Adviser expects that, following the Adviser Change in Control, the Adviser will benefit from the New Owner’s access to greater scale and resources that will help to provide the Company with a more complete solution to a broader cross-section of middle-market companies. The Adviser believes that following the Adviser Change in Control, its ability to source transaction flow for the Company across a variety of deal source channels will be enhanced, while also ensuring the continuity of management and operations. The Adviser believes that the

Adviser Change in Control will also attract additional highly talented investment advisory personnel and the Adviser will benefit from BCPA’s significant technology capabilities and innovative investment infrastructure. Additionally, with BCPA’s resources, the Adviser expects that it will achieve a more efficient cost structure following the Adviser Change in Control.
Information Regarding the Adviser and the Existing Advisory Agreement
On November 29, 2016, the Company’s Board approved an investment management agreement between the Adviser and the Company, under which the Adviser, subject to the overall supervision of the Board, manages the day-to-day operations of and provides investment advisory services to the Company (together with a subsequent amendment thereto, the “Prior Advisory Agreement”). On August 3, 2017, the Board approved certain amendments to the Prior Advisory Agreement (the “First Amended and Restated Advisory Agreement”) and recommended that the Company’s stockholders approve the First Amended and Restated Advisory Agreement. The First Amended and Restated Advisory Agreement became effective on September 12, 2017 upon approval by the Company’s stockholders at a special meeting of stockholders of the Company.
On April 7, 2021, the Board approved certain additional amendments to the First Amended and Restated Advisory Agreement (the “Existing Advisory Agreement”) at a virtual meeting and recommended that the Company’s stockholders approve the Existing Advisory Agreement. In reliance upon certain exemptive relief granted by the SEC in connection with the global COVID-19 pandemic, the Board undertook to ratify the Existing Advisory Agreement at its next in-person meeting, which was held in July 2021. The Existing Advisory Agreement became effective on May 27, 2021 upon approval by the Company’s stockholders at a special meeting of stockholders of the Company. The Existing Advisory Agreement amended the First Amended and Restated Advisory Agreement to include certain revisions to the management and incentive fee calculation mechanisms and clarify language relating to liquidity events. On April 30, 2024, the Board renewed the Existing Advisory Agreement for a period of twelve months commencing May 27, 2024. Under the terms of the Existing Advisory Agreement, the Adviser:
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determines the composition of the Company’s portfolio, the nature and timing of the changes to the portfolio and the manner of implementing such changes;

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identifies, evaluates and negotiates the structure of the investments the Company makes;

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executes, closes and monitors the investments the Company makes;

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determines the securities and other assets that the Company will purchase, retain or sell;

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performs due diligence on prospective investments; and

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provides the Company with other such investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds.

Pursuant to the Existing Advisory Agreement, the Company pays the Adviser a fee for its investment advisory and management services consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee and incentive fee are ultimately borne by the Company’s stockholders.
Because the Company is seeking stockholder approval of proposals that affect the Existing Advisory Agreement, additional detail is provided below regarding the Adviser and the terms of the Existing Advisory Agreement:
Base Management Fee Payable Under the Existing Advisory Agreement
The base management fee is payable on the first day of each calendar quarter and is calculated on the Company’s “Gross Assets” which, for purposes of the Existing Advisory Agreement, is defined as the Company’s gross assets, including assets purchased with borrowed funds or other forms of leverage, as well as any PIK interest, as of the end of the most recently completed fiscal quarter. The base management fee is an amount equal to 0.375% (1.50% annualized) of the Company’s average daily Gross Assets during the most recently completed calendar quarter, so long as the aggregate amount of the Company’s Gross Assets as of the end of the most recently completed calendar quarter is equal to or greater than $1.0 billion. If the aggregate amount of the Company’s Gross Assets as of the end of the most recently completed calendar quarter is less than $1.0 billion but equal to or greater than $500.0 million, the base management fee is an amount equal to 0.40% (1.60% annualized) of the Company’s average daily Gross Assets during the most recently completed calendar quarter. If the aggregate amount of the Company’s Gross Assets as of the end of the most recently completed calendar quarter is less than $500.0 million, the base management fee is an amount equal to 0.4375% (1.75% annualized) of the Company’s average daily Gross Assets during the most recently completed calendar quarter.
Incentive Fee Payable Under the Existing Advisory Agreement
The incentive fee, which provides the Adviser with a share of the income that it generates for the Company, consists of an investment-income component and a capital-gains component, which are largely independent of each other, with the result that one component may be payable even if the other is not.
Under the investment-income component (the “Income Incentive Fee”), the Company pays the Adviser each quarter an incentive fee with respect to the Company’s pre-incentive fee net investment income (“Pre-Incentive Fee NII”). The Income Incentive Fee is calculated and payable quarterly in arrears based on the Pre-Incentive Fee NII for the immediately preceding fiscal quarter. Payments based on Pre-Incentive Fee NII will be based on the Pre-Incentive Fee NII earned for the quarter. For this purpose, “Pre-Incentive Fee NII” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial and consulting fees or other fees that the Company receives from portfolio companies) that the Company accrues during the fiscal quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the amended and restated administration agreement with Runway Administrator Services LLC, and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee NII includes, in the case of investments with a deferred interest feature (such as OID accretion, debt instruments with pay in kind interest and zero coupon securities), accrued income the Company has not yet received in cash; provided, however, that the portion of the Income Incentive Fee attributable to deferred interest features is paid only if and to the extent received in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write off or similar treatment of the investment giving rise to any deferred interest accrual, applied in each case in the order such interest was accrued. Such subsequent payments in respect of previously accrued income will not reduce the amounts payable for any quarter pursuant to the calculation of the Income Incentive Fee described above. Pre-Incentive Fee NII does not include any realized or unrealized capital gains (losses).
Pre-Incentive Fee NII, expressed as a rate of return on the value of the Company’s net assets (defined as total assets less liabilities) at the end of the immediately preceding fiscal quarter, is compared to a “hurdle rate” of 2.0% per quarter (8.0% annualized). The Company pays the Adviser an Income Incentive Fee with respect to the Company’s Pre-Incentive Fee NII in each calendar quarter as follows: (1) no Income Incentive Fee in any calendar quarter in which the Company’s Pre-Incentive Fee NII does not exceed the hurdle rate of 2.0%; (2) 80% of the Company’s Pre-Incentive Fee NII with respect to that portion of such Pre-Incentive Fee NII, if any, that exceeds the hurdle rate but is less than 2.667% in any calendar quarter (10.668% annualized) (the portion of the Company’s Pre-Incentive Fee NII that exceeds the hurdle but is less than 2.667% is referred to as the “catch-up”; the “catch-up” is meant to provide the Adviser with 20.0% of the Company’s Pre-Incentive Fee NII as if a hurdle did not apply if the Company’s Pre-Incentive Fee NII exceeds 2.667% in any calendar quarter (10.668% annualized)); and (3) 20.0% of the amount of the Company’s Pre-Incentive Fee NII, if any, that exceeds 2.667% in any calendar quarter (10.668% annualized) payable to the Adviser (once the hurdle is reached and the catch-up is achieved, 20.0% of all Pre-Incentive Fee NII thereafter is allocated to the Adviser).
Until the consummation of a Spin-Off transaction (defined below), in the event that (a) the sum of the Company’s cumulative net realized losses since the date of the Company’s election to be regulated as a BDC exceeded 2.0% of the total non-control/non-affiliate investments made by the Company since the date of the Company’s election to be regulated as a BDC through the end of the quarter and (b) the Pre-Incentive Fee NII adjusted to include any realized capital gains and losses (“Adjusted Pre-Incentive Fee NII”), expressed as an annualized rate of return on the value of the Company’s average daily net assets (defined as total assets less liabilities), since the Company’s election to be regulated as a BDC through the end of the quarter was less than

10.0%, no Income Incentive Fee would be payable for such quarter until the first subsequent quarter in which either (x) the sum of the Company’s cumulative net realized losses since the date of the Company’s election to be regulated as a BDC was equal to or less than 2.0% of the total non-control/non-affiliate investments made by the Company since the date of the Company’s election to be regulated as a BDC through the end of such subsequent quarter or (y) the Adjusted Pre-Incentive Fee NII, expressed as an annualized rate of return on the value of the Company’s average daily net assets (defined as total assets less liabilities), since the Company’s election to be regulated as a BDC through the of the end of the quarter equals or exceeds 10.0%; provided, however, that in no event would any Income Incentive Fee be payable for any prior quarter after the three-year anniversary of the end of such quarter. For purposes of the Existing Advisory Agreement, a “Spin-Off transaction” includes either a transaction whereby (a) the Company offers its stockholders the option to elect to either (i) retain their ownership of shares of the Company’s common stock, or (ii) exchange their shares of the Company’s common stock for shares of common stock in a newly formed entity (the “Public Fund”) that will elect to be regulated as a BDC under the 1940 Act and treated as a RIC under Subchapter M of the Code (the “Public Fund Spin Off”); or (b) the Company completes a listing of the Company’s securities on any securities exchange (an “Exchange Listing”).
Under the capital gains component of the incentive fee (the “Capital Gains Fee”), the Company pays the Adviser, as of the end of each calendar year, 20.0% of the Company’s aggregate cumulative realized capital gains, if any, from the date of the Company’s election to be regulated as a BDC through the end of that calendar year, computed net of the Company’s aggregate cumulative realized capital losses and aggregate cumulative unrealized capital losses through the end of such year, less the aggregate amount of any previously paid Capital Gains Fee. For the foregoing purpose, the Company’s “aggregate cumulative realized capital gains” will not include any unrealized gains. If such amount is negative, then no Capital Gains Fee is payable for such year.
The Capital Gains Fee consists of fees related to realized gains and losses and unrealized capital losses. With respect to the incentive fee expense accrual related to the Capital Gains Incentive Fee, U.S. GAAP requires that the Capital Gains Incentive Fee accrual consider the cumulative aggregate unrealized gains in the calculation, as a Capital Gains Incentive Fee would be payable if such unrealized gains were realized even though such unrealized gains are not permitted to be considered in calculating the fee actually payable under the Existing Advisory Agreement.
During the fiscal year ended December 31, 2023, the aggregate amount of the Adviser’s fees totaled approximately $35.76 million, including $16.71 million pursuant to the base management fee and $19.05 million in incentive fees.
Limitation of Liability and Indemnification under the Existing Advisory Agreement
The Existing Advisory Agreement provides that the Adviser and its officers, directors, employees and affiliates are not liable to us or any of our stockholders for any act or omission by it or its employees in the supervision or management of our investment activities or for any loss sustained by us or our stockholders, except that the foregoing exculpation does not extend to any act or omission constituting willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Existing Advisory Agreement. The Existing Advisory Agreement also provides for indemnification by us of the Adviser’s members, directors, officers, employees, agents and control persons for liabilities incurred by it in connection with their services to us, subject to the same limitations and to certain conditions.
Information Regarding the New Advisory Agreement; Comparison of the Existing Advisory Agreement and New Advisory Agreement
Subject to the few exceptions discussed below, the terms of the New Advisory Agreement, including (i) the investment management services to be provided by the Adviser to the Company thereunder, (ii) the base management fee and incentive compensation payable thereunder, (iii) the allocation of expenses between the Adviser and the Company, (iv) the indemnification provisions thereunder and (v) the provisions regarding termination and amendment, are substantially the same as those of the Existing Advisory Agreement.
The dates of effectiveness of the agreements differ. The Existing Advisory Agreement remained in effect for an initial period of two years and, subsequent to the initial two year period, has remained in effect from year to year by approval of the Board. On May 27, 2024, the Existing Advisory Agreement was approved by the Board for an additional one-year term. If approved by stockholders of the Company, the New Advisory Agreement would become effective upon the closing of the Adviser Change in Control. The New Advisory Agreement would continue in effect for an initial period of two years and thereafter would continue in effect from year to year if such continuance is approved at least annually by both (i) the vote of a majority of the Board or the vote of a majority of the Company’s outstanding voting securities and (ii) the vote of a majority of the Board who are not parties to the Existing Advisory Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.
The Adviser Change in Control has been structured to comply with Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Second, an “unfair burden” (as defined in the 1940 Act) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement, during the two-year period after the Adviser Change in Control, whereby the investment adviser (or predecessor or successor advisor), or any “interested person” (as defined in the 1940 Act) of such an advisor, receives or is entitled to receive any compensation directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company).
Under the Merger Agreement, the New Owner acknowledges the Adviser’s reliance on Section 15(f) of the 1940 Act and, subject to its fiduciary duties and applicable law, has agreed not to take, or omit to take, any action within its control that would have the effect of causing any of the requirements of Section 15(f) of the 1940 Act not to be met.
Certain Board of Directors Considerations Regarding the Approval of the New Advisory Agreement
In anticipation of the Adviser Change in Control, the Board held an in-person meeting on October 29, 2024, for purposes of, among other things, discussing matters relating to the Adviser Change in Control and considering whether it would be in the best interests of the Company and its stockholders to approve the New Advisory Agreement. At the October 29, 2024 meeting, the Board, including the Independent Directors, unanimously approved the New Advisory Agreement on behalf of the Company, contingent upon the Adviser and the New Owner closing the Adviser Change in Control. The Independent Directors also consulted with independent counsel in an executive session regarding the approval of the New Advisory Agreement. The Board discussed matters relating to the Adviser Change in Control and set the date of the Special Meeting and the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting. The Board, including all of the Independent Directors, unanimously recommend that stockholders of the Company vote to approve the New Advisory Agreement.
In reaching the conclusion that the approval of the New Advisory Agreement is in the best interests of the Company’s stockholders, the Board reviewed information prepared for the Board for this purpose and considered the material terms of the Adviser Change in Control as discussed with the Adviser and, among other things: the proposed management of the Adviser following the Adviser Change in Control; the strategic plans for the Adviser’s management after the Adviser Change in Control; the operation of the Company following the Adviser Change in Control; the nature, extent and quality or level of services to be provided to the Company following the Adviser Change in Control; key personnel that are expected to service the Company, and the compensation or incentive arrangements to retain such personnel following the Adviser Change in Control; the resources that will be available to the Adviser following the Adviser Change in Control; the Company’s anticipated fees and expenses following the Adviser Change in Control; and such other factors as the Board and Independent Directors deemed relevant to their decision.

In approving the New Advisory Agreement, the Board, including a majority of the Independent Directors, determined as follows:
Nature, Extent and Quality of Services.
In evaluating the nature, quality and extent of the services expected to be provided by the Adviser under the New Advisory Agreement, the Board concluded that no diminution in the nature, quality and extent of services currently provided to the Company and its stockholders is expected as a result of the Adviser Change in Control and, instead, the Board anticipates that the Company will benefit from the additional resources and investment opportunities that may result from the New Owner’s resources. The Board believes that the Adviser stands to benefit from the access to greater scale and resources that will help to provide a more complete solution to a broader cross-section of potential portfolio companies. The Board noted that the Adviser and the New Owner believe that following the Adviser Change in Control, the Adviser’s ability to source transactions for the Company across a variety of deal source channels will be enhanced, while also ensuring the continuity of management and operations. BCPA will also enhance the ability of the Company to attract additional highly talented investment advisory personnel and the Company will benefit from BCPA’s technology capabilities and innovative investment infrastructure. Further, the Board noted that BCPA possesses an advantage regarding access to market opportunities that could widen the Company’s access to investment opportunities.
In making their determination, the Board considered, among other things: the expected impact, if any, of the Adviser Change in Control on the operations, facilities, organization and personnel of the Adviser, the ability of the Adviser to perform its duties as a result of the Adviser Change in Control, including any changes to the level or quality of services provided to the Company; and any anticipated changes to the investment and other practices of the Company. The Board noted that the terms of the New Advisory Agreement, including the fees payable thereunder, are substantially the same as those of the Existing Advisory Agreement. The Board considered that the services to be provided and the standard of care under the New Advisory Agreement are the same as the Existing Advisory Agreement. The Board noted that neither the management of the Adviser nor the New Owner anticipate any material changes to the advisory personnel that manage the Company or the services provided to the Company as a result of the Adviser Change in Control.
Investment Performance.
The Board reviewed the investment performance of the Company since its commencement of operations and compared the performance of the Company with the performance of comparable BDCs. The Board determined that the Adviser was delivering results consistent with the investment objective of the Company and that the Company’s investment performance was acceptable, relative to comparable BDCs.
The Board considered that following the completion of the Adviser Change in Control, all the portfolio investment personnel responsible for the management of the Company’s portfolio were expected to continue to manage the portfolio and the investment strategies of the Company was not expected to materially change as a result of the Adviser Change in Control.
Further, the Board considered the Adviser’s view that the Company may have additional investment opportunities due to its relationship with BCPA after the Adviser Change in Control is complete. Accordingly, in light of such findings and the performance history of the Company, the Board determined that the investment performance of the Company was likely to remain consistent or potentially improve over time with the approval of the New Advisory Agreement.
Costs of the Services Provided to the Company.
As noted above, the terms of the New Advisory Agreement are substantially the same as those of the Existing Advisory Agreement, including with respect to fee structure. Based on its review of the information provided to it, the Board determined that the management fees and expenses under the New Advisory Agreement were reasonable and in the best interests of the Company.
Economies of Scale.
The Board considered information about the potential for the Company’s stockholders to experience economies of scale as the Company grows in size and considered that the investment objectives and strategies of the Company were not expected to materially change as a result of the Adviser Change in Control. Accordingly, the Board concluded that although the Adviser Change in Control could lead to economies of scale in the future, it would likely not result in immediate economies of scale previously unavailable to the Company. Therefore, potential economies of scale were determined not to be a significant consideration for the Board in approving the New Advisory Agreement, and the Board determined that the advisory fee structure with respect to the New Advisory Agreement as proposed was reasonable and that no changes were currently necessary to reflect economies of scale. The Board noted that it would have the opportunity to receive updates in the future regarding any economies of scale realized by the Adviser in connection with its management of the Company.
Profitability of the Adviser.
The Board recognized that it is difficult to predict the Adviser’s profitability after the Adviser Change in Control. However, given that the fee structure, services and costs of personnel under the New Advisory Agreement are substantially the same as that under the Existing Advisory Agreement, the Board determined that, based on information available to the Board related to the Existing Advisory Agreement, the Adviser’s profitability with respect to managing the Company should not be unreasonable in relation to the nature, extent and quality of the services to be provided.
Limited Potential for Additional “Fall Out” Benefits Derived by the Adviser.
The Board noted that the considerations regarding the potential for the Adviser and its affiliates to derive additional “fall out” benefits, such as soft dollar arrangements with brokers, as a result of the Adviser Change in Control were not expected to materially change from those considerations applicable to the Adviser prior to the Adviser Change in Control. Accordingly, the findings that there was limited potential for the Adviser and its affiliates to derive additional “fall out” benefits, such as soft dollar arrangements with brokers, as a result of the Adviser Change in Control, was not expected to change as a result of the New Advisory Agreement. In addition, the Board considered the fact that in connection with the Adviser Change in Control, a director of the Company who is considered an “interested person” of the Company (as defined in Section 2(a)(19) of the 1940 Act) will receive substantial payments in exchange for their equity interests in the Adviser.
The Board concluded that, in connection with its evaluation of the New Advisory Agreement, it is not practical to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. The Board did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the Board. Rather, the Board based its approval on the totality of information presented to, and the investigation conducted by, it. In considering the factors discussed above, individual directors may have given different weights to different factors.
The Board then directed that the New Advisory Agreement be submitted to stockholders for approval with the Board’s recommendation that stockholders of the Company to approve the New Advisory Agreement. The Board, including all of the Independent Directors, unanimously recommend that stockholders of the Company vote FOR the New Advisory Agreement.
Required Vote
Approval of the New Advisory Agreement may be obtained by the affirmative vote of a majority of the outstanding shares of the Company entitled to vote at the Special Meeting.

Executive Officers of the Adviser Before and After the Adviser Change in Control
Information regarding the members of the principal executive officers of the Adviser is set forth below.
Name	Position with the Adviser	Principal Occupation/Position with the Company
R. David Spreng	Chairman, Chief Executive Officer and Chief Investment Officer	President and Chief Executive Officer
Thomas B. Raterman	Chief Financial Officer and Chief Operating Officer	Chief Financial Officer and Chief Operating Officer
Greg Greifeld	Managing Director, Deputy Chief Investment Officer, Head of Credit	N/A
THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NEW ADVISORY AGREEMENT PROPOSAL.

PROPOSAL 2: ELECTION OF A DIRECTOR
At the Special Meeting, stockholders of the Company are being asked to vote on the election of Catherine Frey to serve as a director of the Board for the remainder of the Class III director term expiring at the Company’s 2025 annual meeting of stockholders, or until her successor is duly elected and qualified.
Background
The Company’s business and affairs are managed under the direction of the Board. Pursuant to the Company’s articles of amendment and restatement (the “Articles of Amendment and Restatement”), the number of directors is set at three unless otherwise designated by the Board pursuant to the Company’s bylaws (the “Bylaws”). In accordance with the Bylaws, the Board has designated the number of directors to be five, three of whom are not “interested persons” of the Company, the Adviser, or their respective affiliates (as defined in Section 2(a)(19) of the 1940 Act). The Board is divided into three classes of directors serving staggered three-year terms. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.
Gregory M. Share, a director of the Company, has informed the Board of his intent to resign as a director of the Company, subject to the Board appointing, and the stockholders of the Company electing, an OCM replacement nominee in accordance with the Stockholder Agreement between the Company and OCM, dated December 15, 2016, which gives OCM the right to nominate a member of the Board. OCM has nominated Catherine Frey to fill the vacancy on the Board created by the resignation of Mr. Share pursuant to the Stockholder Agreement. Subsequent to her nomination by OCM, the Nominating and Corporate Governance Committee recommended, and the Board nominated, Ms. Frey to fill the vacancy on the Board created by Mr. Share’s resignation and to hold office for the remainder of the Class III director term expiring at the Company’s 2025 annual meeting of stockholders, and until her successor is duly elected and qualified. The Board has determined that Ms. Frey is not an “interested person” of the Company, the Adviser or their respective affiliates (as defined in Section 2(a)(19) of the 1940 Act). Ms. Frey has indicated her willingness to serve if elected and has consented to be named as a nominee.
A stockholder can vote “for” or withhold his or her vote for the nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominee named in this proxy statement. If the nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such persons as is nominated as a replacement by the Nominating and Corporate Governance Committee and the Board. The Board has no reason to believe that the nominee will be unable or unwilling to serve.
Required Vote
The director nominee must be elected by a plurality of all the votes cast at the Special Meeting in person (i.e., virtually) or by proxy, provided that a quorum is present. The requirement for “the affirmative vote of a plurality of all the votes cast” means that the nominee who receives the largest number of votes of the applicable shares cast in person or by proxy at the Special Meeting (even if she receives less than a majority) will be elected as a director. If you vote to “withhold authority” with respect to the nominee, your shares will not be voted with respect to the nominee indicated. Because directors are elected by a plurality of the votes, an abstention will have no effect on the outcome of the vote and, therefore, is not offered as a voting option for this proposal. Shares represented by broker non-votes also are not considered votes cast and thus have no effect on the proposal.
THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF CATHERINE FREY TO SERVE AS A DIRECTOR FOR THE REMAINDER OF THE CLASS III DIRECTOR TERM.
Information about the Director Nominee and Directors
Set forth below is information regarding Ms. Frey, who is being nominated for election as a director of the Company by stockholders at the Special Meeting, and Messrs. Engel, Kovacs, Spreng, and Ms. Persily, who will continue in office. Also included below following each biography is a brief discussion of the specific experience, qualifications, attributes or skills that led the Board to conclude that the applicable director should serve on the Board at this time. In addition, set forth further below is a biography of each executive officer who is not a director. Unless otherwise indicated by footnote, the address for each listed individual is 205 N. Michigan Ave, Suite 4200, Chicago, IL 60601.
Mr. Spreng is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Company due to his position as the Company’s President and Chief Executive Officer, and his position as Chief Executive Officer and Chief Investment Officer of the Adviser. The Board has determined that each of Catherine Frey, John F. Engel, Gary Kovacs and Julie Persily is not an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Company.
Name and Address(1)	Age	Position	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served	Number of Companies in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Interested Directors
R. David Spreng	63	Chairman of the Board (Interested), Chief Executive Officer and President	Chief Executive Officer and President of the Company; Chief Executive Officer and Chief Investment Officer of Runway Growth Capital LLC	Class III director since 2015; term expires in 2025	1	National Foundation for Teaching Entrepreneurship
Independent Directors
John F. Engel	64	Director (Independent)	Co-Founder and Partner of Jackson Springs Management Partners, LLC	Class II director since 2022; term expires in 2027	1	None
Catherine Frey	57	Director (Independent)(2)	Managing Partner at F2P Ventures, LLC	—	—	None
Gary Kovacs	61	Director (Independent)	Managing Director of AVG Technologies N.V.	Class I director since 2016; term expires in 2026	1	DocuSign; Desire to Learn (D2L); ePhox Corporation, Sensory, Inc., Make-a-Wish Foundation (Bay Area Chapter)
Julie Persily	59	Director (Independent)	Retired	Class II director since 2017; term expires in 2027	1	Investcorp Credit Management BDC, Inc. (Nasdaq: ICMB); SEACOR Marine Holdings Inc. (NYSE: SMHI); Stepstone Private Credit Fund LLC

(1)
The address for each director is c/o Runway Growth Finance Corp., 205 N. Michigan Ave., Suite 4200, Chicago, IL 60601.

(2)
Director Nominee

Class III Director Nominee
Catherine Frey is a nominee for election as a director of the Board. Ms. Frey is the co-founder and Managing Partner of F2P Ventures, LLC, where she assists founders with refining operating models and cultivating strategic partnerships. Prior to founding F2P Ventures, she served as Partner and Head of Credit Investment Solutions at MatlinPatterson Global Advisors from 2013 to 2020. Prior to her role at MatlinPatterson Global Advisors, Ms. Frey founded Frey Capital Advisors, a firm focusing on the business development strategy for credit-focused hedge fund managers. Before founding Frey Capital Advisors, Ms. Frey also served as a Managing Director at Bear Stearns and Morgan Stanley. Ms. Frey began her career as an investment banker at Drexel Burnham Lambert and Donaldson, Lufkin & Jenrette. She received a B.S. in Economics from the Wharton School at the University of Pennsylvania. Ms. Frey has previously served on the advisory board of Amerus, an insurance technology business, and on the board of directors of Allelo, an educational technology company.
The Board believes that Ms. Frey’s background in investment banking and her experience working with credit-focused funds qualify her to serve as a member of the Board.
Incumbent Class I Director
Gary Kovacs has served as a member of the Board since 2016 and is a member of the Audit Committee and Compensation Committee and Chair of the Nominating and Corporate Governance Committee. Mr. Kovacs has served as Chief Executive Officer of Accela, Inc., a provider of technology solutions, since December 2018. Prior to joining Accela, Mr. Kovacs served as managing director of AVG Technologies N.V.’s management board and as Chief Executive Officer of AVG from 2013 to December 2016. Prior to joining AVG, Mr. Kovacs served as Chief Executive Officer of Mozilla Corporation from 2010 to 2013. Prior to joining Mozilla, Mr. Kovacs held senior leadership roles as Senior Vice President of Markets, Solutions & Products at Sybase through to the acquisition by SAP, and as General Manager and Vice President of Mobile & Devices at Macromedia and Adobe. Previously, he led Zi Corporation, a public company specializing in embedded software and services for mobile and consumer devices. Before founding Zi Corporation, Mr. Kovacs spent 10 years at IBM in leadership positions in product management, sales, marketing and operations within the global software division. Mr. Kovacs graduated from the University of Calgary, in Canada, with his Bachelor of Commerce and an MBA with distinction. Mr. Kovacs serves on the advisory board of DocuSign, and the board of directors of Desire to Learn (D2L), ePhox Corporation, Sensory, Inc. and Make-a-Wish Foundation (Bay Area Chapter). He is also a member of the University of Calgary Management Advisory Council.
The Board has concluded that Mr. Kovacs’ extensive leadership experience in the technology industry qualifies him to serve as a member of the Board.
Incumbent Class II Directors
Julie Persily has served as a member of the Board since 2017 and is Chair of the Audit Committee and a member of the Nominating and Corporate Governance Committee and the Compensation Committee. Ms. Persily has also served as a member of the board of directors of Investcorp Credit Management BDC, Inc. (f/k/a CM Finance Inc.) (Nasdaq: ICMB), a business development company, since 2013; SEACOR Marine Holdings Inc. (NYSE: SMHI), a global marine and support transportation services company, since April 2018; and Stepstone Private Credit Fund LLC, a business development company, since 2023. Ms. Persily retired in 2011 after serving as the Co-Head of Leveraged Finance and Capital Markets of Nomura Securities North America, a unit of Nomura Holdings Inc. (NYSE: NMR), a securities and investment banking company, since July 2010. Ms. Persily previously served in various capacities at Citigroup Inc. (NYSE: C), a financial services company, including as the Co-Head of Leveraged Finance Group from December 2006 to November 2008, the Head of Acquisition Finance Group from December 2001 to November 2006 and as Managing Director from July 1999 to November 2001. From 1990 to 1999, Ms. Persily served in various capacities including as a Managing Director, Leveraged Finance at BT Securities Corp., a financial services company and a subsidiary of Bankers Trust Corp., which was acquired by Deutsche Bank in April 1999. From 1987 to 1989, Ms. Persily served as an analyst at Drexel Burnham Lambert, a securities and investment banking company. Ms. Persily received a B.A. in psychology and economics from Columbia College and a M.B.A. in financing and accounting from Columbia Business School.
The Board has concluded that Ms. Persily’s extensive experience with structuring, negotiating and marketing senior loans and high-yield and mezzanine financings brings important and valuable skills to the Board.

John F. Engel has served as a member of the Board since 2022 and is the Chair of the Compensation Committee and a member of the Nominating and Corporate Governance Committee and the Audit Committee. Mr. Engel is a co-founder and partner of Jackson Springs Management Partners, LLC, a management firm that provides strategic advice and capital to help closely-held businesses pursue their strategic and financial objectives. Prior to co-founding Jackson Springs Management Partners, LLC in 2019, Mr. Engel served as a consultant and adviser to various executives of start-up companies and large not-for-profit companies from 2016 to 2019. From 1996 until his retirement in 2015, Mr. Engel was employed by Accenture, a global professional services company with leading capabilities in digital, cloud and security, where he served in a variety of client-facing and leadership roles for twenty years, including Managing Partner and Executive Partner for several key strategies. Mr. Engel holds an M.B.A. from the University of Chicago Booth School of Business and a B.S. in Accounting and Business Management from the University of Michigan.
The Board has concluded that Mr. Engel’s extensive investment banking and management consulting experience provides the Board with knowledge and expertise on these and other matters, thus qualifying him to serve as a member of the Board.
Incumbent Class III Director
R. David Spreng is our President, Chief Executive Officer and Chairman of the Board. Mr. Spreng is also the founder, Chief Executive Officer and Chief Investment Officer of Runway Growth Capital LLC, our external investment adviser (the “Adviser”). Mr. Spreng has over 25 years of experience as a venture capitalist and ten years as a growth-debt lender. Mr. Spreng also previously served as a Partner of Decathlon Capital Partners, which he co-founded in 2010 as a provider of growth capital for established companies. He also served as Managing Partner of Crescendo Ventures, which he co-founded in 1998 as a venture capital firm focused on early-stage investments in the technology, digital media and technology-enabled service markets. He founded IAI Ventures in 1994, before which he served as Vice President and then Senior Vice President of Investment Advisers Inc., a $20 billion diversified asset management firm from 1989 to 1994. Mr. Spreng served on the board and as chairman of the Government Affairs Committee of the National Venture Capital Association from 2005 to 2009. He served as an advisory board member of the Silicon Valley Executive Network from 2007 to 2012 and as a member of the Silicon Valley Executive Network from 2007 to 2015. Mr. Spreng has been an active member of the World Economic Forum community since 2005, including as a frequent panelist in Davos, as a member of the Technology Pioneers Selection Committee, the Steering Committee for Entrepreneurship and Successful Growth Strategies, and as an adviser to the Alternative Investments 2020 and Mainstreaming Impact Investing initiatives. Mr. Spreng currently serves on the board of directors of a number of private companies. In addition, Mr. Spreng has served on the board of directors of eleven public companies. Mr. Spreng is a graduate, with distinction, of the University of Minnesota.
The Board has concluded that Mr. Spreng’s experience in managerial positions in investment management, venture capital and direct growth-debt lending provides the Board valuable industry-specific knowledge and expertise on these and other matters, thus qualifying him to serve as a member of the Board.
Dollar Range of Equity Securities Beneficially Owned by Directors
Set forth below is the dollar range of equity securities beneficially owned by each of our directors and the director nominee as of December 9, 2024:
Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors
R. David Spreng	Over $100,000
Independent Directors
John F. Engel	Over $100,000
Catherine Frey(4)	None
Gary Kovacs	Over $100,000
Julie Persily	Over $100,000

(1)
Beneficial ownership has been determined in accordance with Rule 13d-3 of the Exchange Act.

(2)
The dollar range of the Company’s equity securities beneficially owned is calculated based on the closing sales price of the Company’s common stock as reported on the Nasdaq Global Select Market as of December 9, 2024.

(3)
The dollar ranges of equity securities beneficially owned are: none; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and over $100,000.

(4)
Director Nominee

Executive Officers Who Are Not Directors
Name(1)	Age	Position	Officer Since
Thomas B. Raterman	65	Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary	2015
Colleen Corwell	56	Chief Compliance Officer	2022

(1)
The address for each of our officers is c/o Runway Growth Finance Corp., 205 N. Michigan Ave., Suite 4200, Chicago, IL 60601.

Thomas B. Raterman has served as our Chief Financial Officer, Treasurer and Secretary, and as the Chief Financial Officer of Runway Growth Capital LLC since 2015, as well as our Chief Operating Officer since 2021. Mr. Raterman formerly served as Director, Chief Operating Officer and Chief Financial Officer of GSV Financial Group from February 2011 to December 2016. Mr. Raterman has more than 30 years of corporate finance, investment banking, private equity and financial executive management experience with rapidly growing entrepreneurial companies. Mr. Raterman also served as chairman and Chief Executive Officer of a boutique financial advisory firm, InterOcean Financial Group LLC, and its wholly-owned subsidiaries from March 2006 to August 2009, where he led the day-to-day operations of InterOcean Financial Group’s merchant banking and private equity business. In addition, he was co-founder and served as Chief Financial Officer, Executive Vice President and Central Region Manager of LKQ Corporation from February 1998 to February 2001. During his tenure, LKQ completed 31 acquisitions and grew to $225 million in revenue. Today LKQ Corporation is publicly traded (Nasdaq: LKQX) with annual revenue of $11.6 billion in 2020 and current market capitalization of $15.2 billion. Mr. Raterman also served as a Vice President of Flynn Enterprises, Inc., a family office and venture capital and consulting firm, from June 1995 to February 2001. Earlier in his career, Mr. Raterman worked at several leading commercial lending firms including GE Capital, Continental Illinois National Bank and Security Pacific Bank. Mr. Raterman earned a Masters of Management with a concentration in Finance from Northwestern University Kellogg Graduate School of Management and a Bachelor of Science from Miami University in Oxford, Ohio.
Colleen Corwell has served as our Chief Compliance Officer since 2022. Ms. Corwell is a Managing Director at Kroll Associates, Inc. (“Kroll”), and performs her functions as Chief Compliance Officer under the terms of an agreement between the Company and Kroll. She may be from time to time engaged to serve as the Chief Compliance Officer for other BDCs, SEC registered investment advisers, and other funds or managers pursuant to her employment with Kroll. Prior to joining Kroll, Ms. Corwell was a Director at ACA Group. Prior to joining ACA, Ms. Corwell was a Director at Alaric Compliance Services, serving as outsourced CCO for various firms. She also served as Chief Compliance Officer & Risk Manager for Clarion Partners, LLC (formerly ING Group N.A.) broker-dealer, and as the Deputy Chief Compliance Officer for the RIA. She also held senior level compliance roles at Capital One Bank and Ameriprise Financial, and served as the Chief Compliance Officer for Taylor Companies, LLC, a private global investment bank. Ms. Corwell is a CAMS certified member of the Association of Anti-Money Laundering Specialists (ACAMS). Ms. Corwell holds a B.A. from the College of William and Mary, and an M.B.A. from Touro University.

CORPORATE GOVERNANCE
Board Composition
The Board consists of five members. Pursuant to the Articles of Amendment and Restatement, the Board is divided into three classes, with the members of each class serving staggered, three-year terms. The term of our current Class I director will expire at the 2026 annual meeting of stockholders; the term of our current Class II directors will expire at the 2027 annual meeting of stockholders; and the term of our current Class III director will expire at the 2025 annual meeting of stockholders. The composition of the Board along with information regarding the director nominee is described above under “— Information about the Director Nominee and Directors”.
Independent Directors
In accordance with Nasdaq listing rules, the Board annually determines the independence of each director. No director is considered independent unless the Board has determined that he or she has no material relationship with the Company. The Company monitors the status of its directors and officers through the activities of the Nominating and Corporate Governance Committee and through a questionnaire to be completed by each director no less frequently than annually, with updates periodically if information provided in the most recent questionnaire has changed.
In order to evaluate the materiality of any such relationship, the Board uses the definition of director independence set forth in the Nasdaq listing rules. Section 5605 provides that a director of a business development company (“BDC”) shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company or the Adviser.
The Board has determined that the following directors and director-nominees are independent: Messrs. Engel and Kovacs and Mses. Frey and Persily (each an “Independent Director” and together, the “Independent Directors”). Based upon information requested from each such director concerning his or her background, employment and affiliations, the Board has affirmatively determined that none of the Independent Directors has a material business or professional relationship with the Company or its affiliates, other than in his or her capacity as a member of the Board or any committee thereof.
Interested Directors
Mr. Spreng is considered an “interested person” (as defined in the 1940 Act) of the Company. Mr. Spreng is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act because he is the President and Chief Executive Officer of the Company and the Chief Executive Officer and Chief Investment Officer for the Adviser.
Board Meetings and Attendance
The Board met nine times during 2023. Each incumbent director attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which he or she served (during the periods that he or she served). The Board’s standing committees are set forth below under “— Committees of the Board of Directors”. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each annual meeting of stockholders. Two current directors attended the Annual Meeting in 2023.
Board Leadership Structure
The Board monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, the Board approves the appointment of our Adviser and officers, reviews and monitors the services and activities performed by our

Adviser and executive officers and approves the engagement, and reviews the performance of, our independent public accounting firm.
Under our bylaws, the Board may designate a Chair to preside over the meetings of the Board and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board. We do not have a fixed policy as to whether the Chairman of the Board should be an Independent Director and believe that we should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the Company’s and our stockholders’ best interests at such times.
Presently, Mr. Spreng serves as the Chairman of the Board. Mr. Spreng is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act because he is the President and Chief Executive Officer of the Company and the Chief Executive Officer and Chief Investment Officer for the Adviser. Mr. Spreng’s familiarity with the Adviser’s investment platform and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the Chairman of the Board. Our view is that we are best served through this existing leadership structure, as Mr. Spreng’s relationship with the Adviser provides an effective bridge and encourages an open dialogue between management and the Board, ensuring that both groups act with a common purpose.
Ms. Persily currently serves as lead independent director. We are aware of the potential conflicts that may arise when a non-independent director serves as Chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of interested directors and management, the establishment of an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee, each of which is comprised solely of Independent Directors, and the appointment of a Chief Compliance Officer, with whom the Independent Directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.
We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.
Board’s Role in Risk Oversight
The Board performs its risk oversight function primarily through (a) its three standing committees, which report to the entire Board and are comprised solely of Independent Directors, and (b) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.
As described below in more detail under “— Committees of the Board of Directors,” the Audit Committee and Nominating and Corporate Governance Committee assist the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, systems of internal controls regarding finance and accounting, audits of the Company’s financial statements and establishing guidelines and making recommendations to the Board regarding the valuation of our investments. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management.
The Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Board annually reviews a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and its service providers. The Chief Compliance Officer’s annual report will address, at a minimum, (a) the operation of the compliance policies and procedures of the Company and its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer will meet separately in executive session with the Independent Directors at least once each year.
We believe that the Board’s role in risk oversight is effective, and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 150% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our gross assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.
We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which the Board administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.
Committees of the Board of Directors
The Board has established an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee and may establish additional committees in the future. Each of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee operate pursuant to a charter, each of which is available under the “Documents & Charters” section of our website at https://investors.runwaygrowth.com/corporate-governance/governance-overview, and is also available in print to any stockholder who requests a copy.
Audit Committee
The members of our Audit Committee are Ms. Persily and Messrs. Engel and Kovacs, each of whom is not considered an “interested person” of the Company for purposes of the 1940 Act and the Nasdaq Global Select Market corporate governance regulations. Ms. Persily serves as Chair of the Audit Committee. The Board has determined that Ms. Persily is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Ms. Persily and Messrs. Engel and Kovacs meet the current independence and experience requirements of Rule 10A-3 of the Exchange Act. The Audit Committee operates pursuant to a charter approved by the Board, which sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include establishing guidelines and making recommendations to the Board regarding the valuation of our loans and investments, selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements, overseeing internal audit staff and periodic filings and receiving our audit reports and financial statements. The Audit Committee held eight meetings in 2023.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee operates pursuant to a charter approved by the Board. The members of the Nominating and Corporate Governance Committee are Messrs. Kovacs and Engel and Ms. Persily, each of whom is considered independent under the rules of the Nasdaq Global Select Market and is not an “interested person” (as defined in the 1940 Act) of the Company. Mr. Kovacs serves as Chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee thereof, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management. The Nominating and Corporate Governance Committee may consider nominating an individual recommended by a stockholder for election as a director if such stockholder complies with the advance notice provisions of our bylaws.
The Nominating and Corporate Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board, the Company and its stockholders. In considering possible candidates for election as a director, the Nominating and Corporate Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:
•
are of high character and integrity;

•
are accomplished in their respective fields, with superior credentials and recognition;

•
have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•
have sufficient time available to devote to our affairs;

•
are able to work with the other members of the Board and contribute to our success;

•
can represent the long-term interests of our stockholders as a whole; and

•
are selected such that the Board represents a range of backgrounds and experience.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending director nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating and Corporate Governance Committee’s goal of creating a board of directors that best serves our needs and the interests of our stockholders. In addition, as part of the Board’s annual-self assessment, the members of our Nominating and Corporate Governance Committee will evaluate the membership of the Board and whether the Board maintains satisfactory policies regarding membership selection. The Nominating and Corporate Governance Committee held one meeting in 2023.
Compensation Committee
The members of our Compensation Committee are Messrs. Engel and Kovacs and Ms. Persily, each of whom is not considered an “interested person” (as defined in the 1940 Act) of the Company for purposes of the NASDAQ corporate governance requirements and rules and regulations of the SEC, including the compensation committee requirements of Nasdaq Listing Rule 5605(d) and Rule 5605(a)(2). Mr. Engel serves as Chair of the Compensation Committee. In accordance with its written charter adopted by the Board, the Compensation Committee is responsible for determining, or recommending to the Board for determination, the compensation, if any, of our Chief Executive Officer and all other executive officers. The Compensation Committee also assists the Board with matters related to compensation generally, except with respect to compensation of the directors. As none of our executive officers currently is compensated by us, the Compensation Committee will not produce and/or review a report on executive compensation practices. The Compensation Committee held one meeting in 2023.
Communication with the Board of Directors
Stockholders with questions about us are encouraged to contact Thomas B. Raterman, Corporate Secretary, 205 N. Michigan Ave, Suite 4200, Chicago IL 60601 (312) 698-6902. However, if stockholders believe that their questions have not been addressed, they may communicate with the Board directly by sending their communications to Runway Growth Finance Corp. Board of Directors, 205 N. Michigan Ave, Suite 4200, Chicago IL 60601. Stockholders should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s).
All communications involving accounting, internal accounting controls and auditing matters, possible violations of, or non-compliance with, applicable legal and regulatory requirements or policies, or retaliatory acts against anyone who makes such a complaint or assists in the investigation of such a complaint, will be referred to the Audit Committee.

The acceptance and forwarding of a communication to any director does not imply that the director owes or assumes any fiduciary duty to the person submitting the communication, all such duties being only as prescribed by applicable law.
Code of Business Conduct and Ethics
We have adopted a code of business conduct and ethics which applies to, among others, our senior officers, including our Chief Executive Officer and our Chief Financial Officer, as well as any of our other officers, directors and employees. Our code of business conduct and ethics is available on our website at https://investors.runwaygrowth.com/corporate-governance/governance-overview. We will report any material amendments to or waivers of a required provision of our code of business conduct and ethics on our website and/or in a Current Report on Form 8-K.
Hedging, Speculative Trading, Pledging of Securities and Insider Trading Policy
We have adopted insider trading policies and procedures governing the purchase, sale, and disposition of our securities by our officers and directors that are reasonably designed to promote compliance with insider trading laws, rules and regulations. Our insider trading policy prohibits our directors, executive officers and employees from engaging in any short-term trading, short sales and other speculative transactions involving our securities, including buying or selling puts or calls or other derivative securities based on our securities. In addition, such persons are prohibited under our insider trading policy from (i) entering into hedging or monetization transactions (such as zero-cost collars and forward-sale contracts) or similar arrangements, except in circumstances that are pre-approved by our chief compliance officer, and (ii) pledging our securities in a margin account or as collateral for a loan, except that our securities may be pledged as collateral for a loan (not including margin debt) if such person clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities and such transaction is pre-approved by our chief compliance officer.
Compensation of Directors
The following table sets forth the compensation received by our directors for the year ended December 31, 2023. No compensation is paid to our directors who are “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act, for their service as directors.
Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors
R. David Spreng	—	—	—
Brian Laibow(3)	—	—	—
Gregory Share(3)(4)	—	—	—
Independent Directors
Gary Kovacs	$112,000	—	$112,000
Julie Persily	$112,000	—	$112,000
John F. Engel	$112,000	—	$112,000

(1)
For a discussion of the Independent Directors’ compensation, see below.

(2)
We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

(3)
On July 10, 2023 Mr. Laibow resigned from the Board effective upon the appointment by the Board of another nominee by OCM Growth Holdings, LLC (“OCM”). On August 18, 2023, the Board approved the appointment of Mr. Share by OCM to fill Mr. Laibow’s position on the Board, and to serve the remainder of Mr. Laibow’s term.

(4)
Mr. Share has submitted his resignation as a member of the Board, to be effective upon the qualification and election of a nominee submitted by OCM by the Board and the Company’s stockholders.

The Independent Directors receive an annual fee of $95,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending in-person each regular meeting of the Board and $1,500 for attending any regular Board meeting telephonically. They also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended in-person and $500 for attending any committee meeting telephonically, as well as $500 plus reimbursement of reasonable out-of-pocket expenses in connection with attending each special Board meeting. The Chair of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee each receive an annual fee of $5,000. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers. Independent Directors will have the option of having their directors’ fees paid in shares of our common stock issued at a price per share equal to the per share net asset value of our common stock.
Compensation of Executive Officers
We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser, Runway Administrator Services, LLC, our administrator (the “Administrator”), or their affiliates, pursuant to the terms of our existing investment advisory agreement with the Adviser (the “Existing Advisory Agreement”), and the administration agreement with the Administrator (the “Administration Agreement”), as applicable. Our day-to-day investment and administrative operations are managed by the Adviser and the Administrator. Most of the services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by the Adviser, the Administrator or their affiliates. Colleen Corwell, our Chief Compliance Officer, has been appointed pursuant to an agreement between the Company and Kroll, and is compensated by Kroll.
None of our executive officers receive direct compensation from us. We reimburse the Administrator the allocable portion of the compensation paid by the Administrator (or its affiliates) to our Chief Compliance Officer and Chief Financial Officer (based on the percentage of time such individuals devote, on an estimated basis, to our business and affairs). Certain of our executive officers and other members of the Adviser’s investment committee, including Messrs. Spreng and Raterman, through their ownership interest in or management positions with the Adviser, may be entitled to a portion of any profits earned by the Adviser, which includes any fees payable to the Adviser under the terms of the Advisory Agreement, less expenses incurred by the Adviser in performing its services under the Advisory Agreement. See “Certain Transactions” below.
We have entered into indemnification agreements with our directors and executive officers. The indemnification agreements are intended to provide our directors and executive officers the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that we shall indemnify the director or executive officer who is a party to the agreement, or an “Indemnitee,” including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires directors, certain officers and ten percent stockholders to file reports of ownership and changes in ownership with the SEC. Based upon a review of filings with the SEC, we believe that all reports for the Company’s officers, directors and ten percent stockholders that were required to be filed under Section 16 of the Exchange Act were timely filed for 2023, except that one Form 4 was not filed timely on behalf of David Spreng due to administrative error.

PROPOSAL 3: APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING
We are asking the Company’s stockholders to approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the New Advisory Agreement Proposal.
Overview
If the Company’s stockholders approve the Adjournment Proposal, we could adjourn the Special Meeting and any subsequent, adjourned meeting of the Company’s stockholders and use the additional time to solicit required proxies, including proxies from stockholders who previously may have returned properly executed proxies voting against the New Advisory Agreement Proposal. Among other things, approval of the Adjournment Proposal could mean that, even if we receive proxies in connection with the Special Meeting that represent a sufficient number of votes against the New Advisory Agreement Proposal that it would be rejected, we could adjourn the Special Meeting without a vote on the New Advisory Agreement Proposal and seek to convince the stockholders who provided such proxies to change their votes to votes in favor of the New Advisory Agreement Proposal. Additionally, the presiding officer of the Special Meeting may adjourn the Special Meeting in his or her discretion under the terms of our bylaws.
Vote Required
Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the shares of the Company’s common stock in person or represented by proxy and entitled to vote on the matter. Abstentions will have the same effect as a vote “AGAINST” the Adjournment Proposal and broker non-votes, if any, will have no effect on the vote for the Adjournment Proposal.
THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of December 9, 2024, the beneficial ownership of our common stock by each of our current directors, each of our executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and all of our executive officers and directors as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of December 9, 2024 are deemed to be outstanding and beneficially owned by the person holding such options or warrants. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. There is no common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of December 9, 2024. Percentage of ownership is based on 37,347,428 shares of common stock outstanding as of December 9, 2024.
Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by their spouses under applicable law. Unless otherwise indicated, the address of all executive officers and directors is c/o Runway Growth Finance Corp., 205 N. Michigan Ave, Suite 4200, Chicago, Illinois 60601.
The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of the Company as defined in Section 2(a)(19) of the 1940 Act.
Name	Number of Shares Beneficially Owned(1)	Percentage of Class
Interested Directors:
R. David Spreng(3)	310,729	*
Gregory M. Share(6)	—	—
Independent Directors:
Catherine Frey(7)	—	—
Gary Kovacs	60,023	*
Julie Persily	18,007	*
John F. Engel(4)	8,178	*
Executive Officers Who Are Not Directors:
Thomas B. Raterman(5)	236,951	*
Colleen Corwell	—	—
Executive Officers and Directors as a Group
5% or More Holders:
OCM Growth Holdings, LLC(2)	10,779,668	28.8%

*
Represents less than 1.0%.

(1)
Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(2)
Based on information included in the Schedule 13D/A filed by OCM Growth Holdings, LLC (“OCM Growth”) with the SEC on November 12, 2024. Pursuant to an irrevocable proxy, the shares held by OCM Growth must be voted in the same proportion that our other stockholders vote their shares. OCM Growth directly holds the Company’s common stock and has shared power to vote and dispose of the Company’s common stock. Brookfield Oaktree Holdings, LLC, a Delaware LLC (“BOH”), in its capacity as the indirect manager of OCM Growth, may be deemed to have indirect beneficial ownership of the shares of the Company’s common stock held by OCM Growth; Oaktree Capital Group Holdings GP,

LLC, a Delaware LLC (“OCGHGP”), in its capacity as the indirect owner of class B units of BOH, may indirectly control the decisions of BOH regarding the vote and disposition of securities held by OCM Growth; Brookfield Corporation, a Canadian corporation (“BN”), in its capacity as the indirect owner of the class A units of BOH, may be deemed to have indirect beneficial ownership of the shares held by OCM Growth; and BAM Partners Trust, a trust formed under the laws of Ontario, in its capacity as the sole owner of Class B Limited Voting Shares of BN, has the ability to appoint and remove certain directors of BN and, as such, may indirectly control the decisions of BN regarding the vote and disposition of securities held by OCM Growth; therefore BAM Partners Trust may be deemed to have indirect beneficial ownership of the shares held by OCM Growth. The principal business address of OCM Growth is 333 South Grand Avenue, 28th Floor, Los Angeles, California 90071.
(3)
Includes 69,531.84 shares held by Mr. Spreng directly, 31,686.32 shares held by Mr. Spreng’s 401(k) Plan, and 209,510.92 shares held by Runway Growth Holdings LLC. The shares held by Runway Growth Holdings LLC, may be deemed to be beneficially owned by Mr. Spreng by virtue of his ownership interest in Runway Growth Holdings LLC and his position of Chief Executive Officer thereof. Mr. Spreng disclaims any beneficial ownership of these shares.

(4)
Mr. Engel’s shares are held indirectly by the John F. Engel Trust.

(5)
Includes 27,441 shares held by Mr. Raterman directly and 209,510.92 shares held by Runway Growth Holdings LLC. The shares held by Runway Growth Holdings LLC, may be deemed to be beneficially owned by Mr. Raterman by virtue of his ownership interest in Runway Growth Holdings LLC and his position of Chief Operating Officer and Chief Financial Officer thereof. Mr. Raterman disclaims any beneficial ownership of these shares.

(6)
Mr. Share has submitted his resignation as a member of the Board, to be effective upon the qualification and election of a nominee submitted by OCM by the Board and the Company’s stockholders.

(7)
Director Nominee

CERTAIN TRANSACTIONS
Certain members of the Adviser’s senior investment team and the investment committee serve, or may serve, as officers, directors, members or principals of entities that operate in the same or a related line of business as we do, or of investment vehicles managed by the Adviser with similar investment objectives. Similarly, the Adviser may have other clients with similar, different or competing investment objectives.
Members of the Adviser’s senior investment team and the investment committee, in their roles at the Adviser, may face conflicts in the allocation of investment opportunities among us and other investment vehicles that are managed by the Adviser with similar or overlapping investment objectives in a manner that is fair and equitable over time and consistent with the Adviser’s allocation policy. Generally, when a particular investment would be appropriate for us as well as one or more other investment funds, accounts or vehicles that may in the future be managed by the Adviser’s senior investment team, such investment will be apportioned by the Adviser’s senior investment team in accordance with (1) the Adviser’s internal conflict of interest and allocation policies, (2) the requirements of the Investment Advisers Act of 1940, as amended, and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates. Such apportionment may not be strictly pro rata, depending on the good-faith determination of all relevant factors, including differing investment objectives, diversification considerations and the terms of our or the respective governing documents of such investment funds, accounts or investment vehicles. These procedures could, in certain circumstances, limit whether a co-investment opportunity is available to us, the timing of acquisitions and dispositions of investments, the price paid or received by us for investments or the size of the investment purchased or sold by us. The Adviser believes this allocation system is fair and equitable, and consistent with its fiduciary duty to us. In particular, we have disclosed to investors how allocation determinations are made among any investment vehicles managed by the Adviser.
In the ordinary course of business, we may enter into transactions with affiliates and portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby certain of our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us, stockholders that own more than 5% of us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek review and approval by the Board or exemptive relief for such transaction. The Board will review these procedures on an annual basis.
We may co-invest with investment funds, accounts and vehicles managed by the Adviser, where doing so is consistent with our investment strategy as well as applicable law and SEC exemptive relief and staff interpretations. On August 10, 2020, we, the Adviser, and certain other funds and accounts sponsored or managed by the Adviser and/or its affiliates were granted an exemptive order (the “Order”), as amended on August 30, 2022, that permits us greater flexibility than the 1940 Act otherwise permits to negotiate the terms of co-investments if our Board determines that it would be advantageous for us to co-invest with other accounts sponsored or managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We believe that the ability to co-invest with similar investment structures and accounts sponsored or managed by the Adviser or its affiliates may provide additional investment opportunities and the ability to achieve greater portfolio diversification. Under the terms of the Order, a majority of our Independent Directors are required to make certain determinations in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objectives and strategies.
Existing Advisory Agreement
We have entered into the Existing Advisory Agreement with the Adviser. Mr. Spreng, our President, Chief Executive Officer and Chairman of our Board, and a member of the Adviser’s investment committee and Mr. Raterman, our Chief Operating Officer, Chief Financial Officer and a member of the Adviser’s investment committee, each have a direct pecuniary interest in the Adviser and an indirect pecuniary interest in the Adviser through their ownership interest in Runway Growth Holdings LLC (“Runway Growth Holdings”). Gregory M. Share, our director and a member of the Adviser’s investment committee, may be deemed to have an indirect pecuniary interest in the Adviser through his role at Oaktree Capital Management, L.P. (“Oaktree”), which has a direct pecuniary interest in the Adviser. Pursuant to the Existing Advisory Agreement, we pay the Adviser a base management fee and an incentive fee for its services. During the fiscal year ended December 31, 2023, the aggregate amount of the Adviser’s fees totaled approximately $35.76 million, including $16.71 million pursuant to the base management fee and $19.05 million in incentive fees.
The Adviser is responsible for sourcing, reviewing and structuring investment opportunities for us, underwriting and conducting diligence on our investments and monitoring our investment portfolio on an ongoing basis. The Adviser’s incentive fee is based on the value of our investments and, therefore, there may be a conflict of interest when personnel of the Adviser are involved in the valuation process for our portfolio investments. See the “Risk Factors” sections of our public SEC filings for more information about these potential conflicts of interest.
Administration Agreement
We have entered into an administration agreement (the “Administration Agreement”) with Runway Administrator Services LLC (the “Administrator”), a wholly owned subsidiary of the Adviser, pursuant to which the Administrator is responsible for furnishing us with office facilities and equipment and will provide us with clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Pursuant to the Administration Agreement, we pay the Administrator an amount equal to our allocable portion (subject to the review of the Board) of the Administrator’s overhead resulting from its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our Chief Compliance Officer and Chief Financial Officer and their respective staffs associated with performing compliance functions. During the fiscal year ended December 31, 2023, the aggregate amount of fees payable to the Administrator totaled approximately $2.05 million.
License Agreement
We have entered into a trademark license agreement with the Adviser (the “License Agreement”) pursuant to which the Adviser has granted us a personal, non-exclusive, royalty-free right and license to use the name “Runway Growth Finance”. Under the License Agreement, we have the right to use the “Runway Growth Finance” name for so long as the Adviser or one of its affiliates remains our Adviser. Other than with respect to this limited license, we have no legal right to the “Runway Growth Finance” name.
If any of the contractual obligations discussed above are terminated in the future, our costs under any new agreements that we enter into may increase. In addition, we would likely incur significant time and expense in locating alternative parties to provide the services we receive under the Existing Advisory Agreement and the Administration Agreement. Any new investment advisory agreement would also be subject to approval by our stockholders.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
A number of brokerages and other institutional holders of record have implemented householding. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request information about householding of their communications should contact their brokers or other intermediary holder of record. You can notify us by sending a written request to: Thomas B. Raterman, Corporate Secretary, Runway Growth Finance Corp., 205 N. Michigan Ave, Suite 4200, Chicago, Illinois 60601, or by calling (312) 698-6902. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.
If you have any questions about the Special Meeting, these proxy materials or your ownership of our common stock, please contact Thomas B. Raterman c/o Runway Growth Finance Corp., 205 N. Michigan Ave, Suite 4200, Chicago, Illinois 60601, Telephone: (312) 698-6902.

OTHER MATTERS
The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

Exhibit A
THIRD AMENDED AND RESTATED
INVESTMENT ADVISORY AGREEMENT
BETWEEN
RUNWAY GROWTH FINANCE CORP.
AND
RUNWAY GROWTH CAPITAL LLC
This Third Amended and Restated Investment Advisory Agreement (the “Agreement”) is made this [ ] day of [ ], 2024, by and between RUNWAY GROWTH FINANCE CORP., a Maryland corporation (the “Company”), and RUNWAY GROWTH CAPITAL LLC, a Delaware limited liability company (the “Adviser”).
WHEREAS, the Company is organized as a closed-end management investment fund that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and
WHEREAS, the Adviser is an investment adviser that is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and
WHEREAS, the Company and the Adviser are parties to the second amended and restated investment advisory agreement, dated May 27, 2021, by and between the Company and the Adviser (the “Prior Agreement”); and
WHEREAS, the Company and the Adviser desire to amend and restate the Prior Agreement on the terms and conditions hereinafter set forth.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:
1.
Duties of the Adviser.

(a)   The Company hereby retains the Adviser to act as the investment adviser to the Company and to manage the investment and reinvestment of the assets of the Company, subject to the supervision of the Board of Directors of the Company (the “Board”), for the period and upon the terms herein set forth, (i) in accordance with the investment objective, policies and restrictions that are set forth in the Company’s annual report on Form 10-K filed on March 11, 2021; (ii) in accordance with all other applicable federal and state laws, rules and regulations, and the Company’s charter and bylaws as the same shall be amended from time to time; and (iii) in accordance with the Investment Company Act. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement, (i) determine the composition of the portfolio of the Company, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify, evaluate and negotiate the structure of the investments made by the Company; (iii) execute, close and monitor the Company’s investments; (iv) determine the securities and other assets that the Company will purchase, retain, or sell; (v) perform due diligence on prospective portfolio companies; and (vi) provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds. Subject to the supervision of the Board, the Adviser shall have the power and authority on behalf of the Company to effectuate its investment decisions for the Company, including the execution and delivery of all documents relating to the Company’s investments and the placing of orders for other purchase or sale transactions on behalf of the Company. In the event that the Company determines to acquire debt financing, the Adviser shall arrange for such financing on the Company’s behalf, subject to the oversight and approval of the Board. If it is necessary for the Adviser to make investments on behalf of the Company through a special purpose vehicle, the Adviser shall have authority to create or arrange for the creation of such special purpose vehicle and to make such investments through such special purpose vehicle (in accordance with the Investment Company Act).

(b)   The Adviser hereby accepts such employment and agrees during the term hereof to render the services described herein for the compensation provided herein.
(c)   The Adviser shall for all purposes herein provided be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.
(d)   The Adviser shall keep and preserve for the period required by the Investment Company Act any books and records relevant to the provision of its investment advisory services to the Company and shall specifically maintain all books and records in accordance with Section 31(a) of the Investment Company Act, and the rules and regulations promulgated thereunder, with respect to the Company’s portfolio transactions and shall render to the Board such periodic and special reports as the Board may reasonably request. The Adviser agrees that all records that it maintains for the Company are the property of the Company and shall surrender promptly to the Company any such records upon the Company’s request, provided that the Adviser may retain a copy of such records.
2.
Company’s Responsibilities and Expenses Payable by the Company.

All investment professionals of the Adviser and their respective staffs, when and to the extent engaged in providing investment advisory and management services hereunder, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Adviser and not by the Company. The Company shall bear all other costs and expenses of its operations, administration and transactions, including (without limitation) those relating to: the Company’s pro-rata portion of fees and expenses related to an initial public offering of the Public Fund in connection with a Spin-Off transaction (as defined below); fees and expenses related to public and private offerings, sales and repurchases of the Company’s securities; calculating the Company’s net asset value (including the cost and expenses of any independent valuation firm); fees and expenses payable to third parties, including agents, consultants or other advisers, in connection with monitoring financial and legal affairs for the Company and in providing administrative services, monitoring the Company’s investments and performing due diligence on the Company’s prospective portfolio companies or otherwise relating to, or associated with, evaluating and making investments; interest payable on debt, if any, incurred to finance the Company’s investments; sales and purchases of shares of the Company’s common stock and other securities; investment advisory and management fees; administration fees, if any, payable under the administration agreement between the Company and the Company’s administrator, Runway Administrator Services LLC (f/k/a GSV Credit Service Company, LLC) (the “Administrator”), dated as of December 15, 2016 (the “Administration Agreement”) (as the same shall be amended from time to time); transfer agent and custodial fees; federal and state registration fees; all costs of registration and listing the Company’s securities on any securities exchange (an “Exchange Listing”); U.S. federal, state and local taxes; fees and expenses of directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party or an affiliate thereof (the “Independent Directors”); costs of preparing and filing reports or other documents required by the Securities and Exchange Commission (the “SEC”), the Financial Industry Regulatory Authority or other regulators; costs of any reports, proxy statements or other notices to stockholders, including printing costs; the Company’s allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; and all other expenses incurred by the Company, the Adviser or the Administrator in connection with administering the Company’s business, including payments under the Administration Agreement between the Company and the Administrator, based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of the Company’s chief compliance officer and chief financial officer and their respective staffs.
For purposes of this Agreement, a “Spin-Off transaction” includes either a transaction whereby (a) the Company offers its stockholders the option to elect to either (i) retain their ownership of shares of the Company’s common stock, or (ii) exchange their shares of the Company’s common stock for shares of common stock in a newly formed entity (the “Public Fund”) that shall elect to be regulated as a BDC under the

Investment Company Act and treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Public Fund Spin-Off”); or (b) the Company completes an Exchange Listing.
3.
Compensation of the Adviser.

The Company agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a base management fee (“Base Management Fee”) and an incentive fee (“Incentive Fee”) as hereinafter set forth. The cost of both the Base Management Fee and the Incentive Fee will ultimately be borne by the Company’s common stockholders. The Company shall make any payments due hereunder to the Adviser or to the Adviser’s designee as the Adviser may otherwise direct.
(a)   The Base Management Fee shall be payable on the first day of each calendar quarter and calculated as follows:
The Base Management Fee shall be an amount equal to 0.4375% (1.75% annualized) of the Company’s average daily Gross Assets during the most recently completed calendar quarter for so long as the aggregate amount of Gross Assets of the Company as of the end of the most recently completed calendar quarter is less than $500,000,000. For purposes of this Agreement, “Gross Assets” is defined as the Company’s gross assets, including assets purchased with borrowed funds or other forms of leverage, as of the end of the most recently completed fiscal quarter. If the aggregate amount of Gross Assets as of the end of the most recently completed calendar quarter is equal to or greater than $500,000,000, but less than $1,000,000,000, the Base Management Fee shall be an amount equal to 0.40% (1.60% annualized) of the average daily Gross Assets during the most recently completed calendar quarter. If the aggregate amount of Gross Assets as of the end of the most recently completed calendar quarter is equal to or greater than $1,000,000,000, the Base Management Fee shall be an amount equal to 0.375% (1.50% annualized) of the average daily Gross Assets during the most recently completed calendar quarter.
The Base Management Fee shall be appropriately prorated for any partial month or quarter.
(b)   The Incentive Fee shall consist of two parts, as follows:
(i)   (A)   The first part (the “Income Incentive Fee”) shall be calculated and payable quarterly in arrears based on the Pre-Incentive Fee net investment income for the immediately preceding fiscal quarter. Payments based on Pre-Incentive Fee net investment income shall be based on the Pre-Incentive Fee net investment income earned for the quarter. For this purpose, “Pre-Incentive Fee net investment income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial and consulting fees or other fees that the Company receives from portfolio companies) accrued by the Company during the fiscal quarter, minus the Company’s operating expenses for the quarter (including the Base Management Fee, expenses payable under the Administration Agreement, and any dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay in kind interest and zero coupon securities), accrued income the Company has not yet received in cash; provided, however, that the portion of the Income Incentive Fee attributable to deferred interest features shall be paid, only if and to the extent received in cash, and any accrual thereof shall be reversed if and to the extent such interest is reversed in connection with any write off or similar treatment of the investment giving rise to any deferred interest accrual, applied in each case in the order such interest was accrued. Such subsequent payments in respect of previously accrued income shall not reduce the amounts payable for any quarter pursuant to this Section 3(b)(i)(A). Pre-Incentive Fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.
      (B)   Pre-Incentive Fee net investment income, expressed as a rate of return on the value of the Company’s net assets (defined as total assets less liabilities) at the end of the immediately preceding fiscal quarter, shall be compared to a “hurdle rate” of 2.0% per quarter (8.0% annualized). The Company shall pay the Adviser an Income Incentive Fee with respect to the Company’s Pre-Incentive Fee net investment income in each calendar quarter as follows: (1) no Income Incentive Fee in any calendar quarter in which the Company’s Pre-Incentive Fee net investment income does not exceed the hurdle rate of 2.0%; (2) 80% of the Company’s Pre-Incentive Fee net investment income with respect to that portion of such Pre-Incentive Fee net investment income, if any, that exceeds the hurdle rate but is less than 2.667% in any calendar quarter (10.668% annualized) (the portion of the Company’s Pre-Incentive Fee net investment income that exceeds the hurdle but is less than 2.667% is referred to as the “catch-up”; the “catch-up” is meant to provide the Adviser with 20.0% of the Company’s Pre-Incentive Fee net investment income as if a hurdle did not apply if the Company’s Pre-Incentive Fee net investment income exceeds 2.667% in any calendar quarter (10.668% annualized)); and (3) 20.0% of the amount of the Company’s Pre-Incentive Fee net investment income, if any, that exceeds 2.667% in any calendar quarter (10.668% annualized) payable to the Adviser (once the hurdle is reached and the catch-up is achieved, 20.0% of all Pre-Incentive Fee net investment income thereafter is allocated to the Adviser);
provided that, until the consummation of a Spin-Off transaction, in the event that (a) the sum of the Company’s cumulative net realized losses since the date of the Company’s election to be regulated as a BDC exceeds 2.0% of the total non-control/non-affiliate investments made by the Company since the date of the Company’s election to be regulated as a BDC through the end of the quarter and (b) the Pre-Incentive Fee net investment income adjusted to include any realized capital gains and losses (“Adjusted Pre-Incentive Fee net investment income”), expressed as an annualized rate of return on the value of the Company’s average daily net assets (defined as total assets less liabilities), since the Company’s election to be regulated as a BDC through the end of the quarter is less than 10%, no Income Incentive Fee shall be payable for such quarter until the first subsequent quarter in which either (x) the sum of the Company’s cumulative net realized losses since the date of the Company’s election to be regulated as a BDC is equal to or less than 2.0% of the total non-control/non-affiliate investments made by the Company since the date of the Company’s election to be regulated as a BDC through the end of such subsequent quarter or (y) the Adjusted Pre-Incentive Fee net investment income, expressed as an annualized rate of return on the value of the Company’s average daily net assets (defined as total assets less liabilities), since the Company’s election to be regulated as a BDC through the of the end of the quarter equals or exceeds 10%; provided, however, that in no event shall any Income Incentive Fee be payable for any prior quarter after the three-year anniversary of the end of such quarter.
      (C)   The Income Incentive Fee shall be payable in connection with a Public Fund Spin-Off as follows. The Income Incentive Fee shall be calculated as of the date of the completion of the Public Fund Spin-Off and shall equal the amount of Income Incentive Fee that would be payable to the Adviser if (1) all of the Company’s investments were liquidated for their current value and any unamortized deferred portfolio investment-related fees would be deemed accelerated, (2) the proceeds from such liquidation were used to pay all of the Company’s outstanding liabilities, and (3) the remainder were distributed to the Company’s stockholders and paid as Incentive Fee in accordance with the Income Incentive Fee described in clauses (1) and (2) above for determining the amount of the Income Incentive Fee; provided, however, that in no event shall the Income Incentive Fee paid in connection with the completion of the Public Fund Spin-Off (x) include the portion of the Income Incentive Fee attributable to deferred interest features of a particular investment that is not transferred pursuant to the Public Fund Spin-Off until such time as the deferred interest is received in cash, or (y) exceed 20% of the Company’s Pre-Incentive Fee net investment income accrued by the Company for the fiscal quarter as of the date of the completion of the Public Fund Spin-Off. The Company shall make the payment of the Income Incentive Fee paid in connection with the completion of the Public Fund Spin-Off in cash on or immediately following the date of the completion of the Public Fund Spin-Off. After the Public Fund Spin-Off, all calculations relating to the Incentive Fee payable shall be made beginning on the day immediately following the completion of the Public Fund Spin-Off without taking into account the exchanged shares of the Company’s common stock (or contributions, distributions or proceeds relating thereto).

(ii)   (A)   The second part of the Incentive Fee (the “Capital Gains Fee”) shall be determined and payable in arrears as of the end of each calendar year (or upon termination of this Agreement as set forth below), commencing with the calendar year ending December 31, 2016, and shall equal 20.0% of the Company’s aggregate cumulative realized capital gains, if any, from the date of the Company’s election to be regulated as a BDC through the end of the relevant calendar year, computed net of aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid Capital Gains Fee. For purposes of this Section 3(b)(ii), the Company’s “aggregate cumulative realized capital gains” shall not include any unrealized appreciation. If such amount is negative, then no Capital Gains Fee shall be payable for such year. In the event that this Agreement shall terminate as of a date that is not a calendar year end, the termination date shall be treated as though it were a calendar year end for purposes of calculating and paying a Capital Gains Fee.
      (B)   The Capital Gains Fee shall be payable in respect of the exchanged shares of the Company’s common stock in connection with the Public Fund Spin-Off and shall be calculated as of the date of the completion of the Public Fund Spin-Off as if such date were a calendar year-end for purposes of calculating and paying the Capital Gains Fee.
(c)   No Income Incentive Fee or Capital Gains Fee shall be payable in connection with the Public Fund Spin-Off unless, on the date of the completion of the Public Fund Spin-Off, the sum of the Company’s (i) Pre-Incentive Fee net investment income and (ii) realized capital gains less realized capital losses and unrealized capital depreciation from the date of the Company’s election to be regulated as a BDC through, and including, the date of the completion of the Public Fund Spin-Off, is greater than 8% of the cumulative net investments made by the Company since its election to be regulated as a BDC.
4.
Covenants of the Adviser.

The Adviser covenants that it shall remain registered as an investment adviser under the Advisers Act so long as the Company maintains its election to be regulated as a BDC under the Investment Company Act. The Adviser agrees that its activities shall at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.
5.
Limitations on the Employment of the Adviser.

The services of the Adviser to the Company are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Company, so long as its services to the Company hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Company’s portfolio companies, subject to applicable law). So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Company, subject to the Adviser’s right to enter into sub-advisory agreements. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that directors, officers, employees and stockholders of the Company are or may become interested in the Adviser and its affiliates, as directors, officers, employees, partners, stockholders, members, managers or otherwise, and that the Adviser and directors, officers, employees, partners, stockholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the Company as stockholders or otherwise.
6.
Responsibility of Dual Directors, Officers and/or Employees.

If any person who is a manager, partner, officer or employee of the Adviser or the Administrator is or becomes a director, officer and/or employee of the Company and acts as such in any business of the Company, then such manager, partner, officer and/or employee of the Adviser or the Administrator shall be deemed to be acting in such capacity solely for the Company, and not as a manager, partner, officer or employee of the Adviser or the Administrator or under the control or direction of the Adviser or the Administrator, even if paid by the Adviser or the Administrator.
7.
Limitation of Liability of the Adviser; Indemnification.

The Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its sole member) shall not be liable to the Company for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services), and the Company shall indemnify, defend and protect the Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its members and the Administrator, each of whom shall be deemed a third party beneficiary hereof) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Company. Notwithstanding the preceding sentence of this Section 7 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Company or its security holders to which the Indemnified Parties would otherwise be subject by reason of criminal conduct, willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement (as the same shall be determined in accordance with the Investment Company Act and any interpretations or guidance by the SEC or its staff thereunder).
8.
Effectiveness, Duration and Termination of the Agreement.

(a)   This Agreement shall become effective as of the first date above written. The provisions of Section 7 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as set forth in this Section 8, the Adviser shall be entitled to any amounts owed under Section 3 through the date of termination or expiration and Section 7 shall continue in force and effect and apply to the Adviser and its representatives as and to the extent applicable.
(b)   The Agreement shall continue in effect for two years from the date hereof and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (A) the affirmative vote of a majority of the Board, or by the affirmative vote of a majority of the outstanding voting securities of the Company, and (B) the affirmative vote of a majority of the Company’s Independent Directors, in accordance with the requirements of the Investment Company Act.
(c)   This Agreement may be terminated at any time, without the payment of any penalty, upon not more than 60 days’ written notice, by: (i) the affirmative vote of a majority of the outstanding voting securities of the Company, (ii) the affirmative vote of a majority of the Board, including a majority of the Independent Directors, or (iii) the Adviser.
(d)   This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act).
(e)   The provisions of Section 7 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed under Section 3 through the date of termination or expiration and Section 7 shall continue in force and effect and apply to the Adviser and its representatives as and to the extent applicable.

9.
Notices.

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.
10.
Amendments.

This Agreement may be amended by mutual consent, but the consent of the Company must be obtained in conformity with the requirements of the Investment Company Act.
11.
Entire Agreement; Governing Law.

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. This Agreement shall be construed in accordance with the laws of the State of New York and in accordance with the applicable provisions of the Investment Company Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.
12.
Miscellaneous.

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.
13.
Counterparts.

This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.
RUNWAY GROWTH FINANCE CORP.
By:

Name:
Title:
RUNWAY GROWTH CAPITAL LLC
By:

Name:
Title:
[Signature Page to Third Amended and Restated Investment Advisory Agreement]

~~SECOND~~THIRD AMENDED AND RESTATED
INVESTMENT ADVISORY AGREEMENT
BETWEEN
RUNWAY GROWTH ~~CREDIT FUND INC~~FINANCE CORP.
AND
RUNWAY GROWTH CAPITAL LLC
This ~~Second~~Third Amended and Restated Investment Advisory Agreement (the “Agreement”) is made this ~~27th~~[ ] day of ~~May, 2021~~[ ], 2024, by and between RUNWAY GROWTH ~~CREDIT FUND INC~~FINANCE CORP., a Maryland corporation (the “Company”), and RUNWAY GROWTH CAPITAL LLC, a Delaware limited liability company (the “Adviser”).
WHEREAS, the Company is organized as a closed-end management investment fund that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and
WHEREAS, the Adviser is an investment adviser that is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and
WHEREAS, the Company and the Adviser are parties to the second amended and restated investment advisory agreement, dated ~~September 12~~May 27, ~~2017~~2021, by and between the Company and the Adviser (the “Prior Agreement”); and
WHEREAS, the Company and the Adviser desire to amend and restate the Prior Agreement on the terms and conditions hereinafter set forth.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:
1.
Duties of the Adviser.

(a)   The Company hereby retains the Adviser to act as the investment adviser to the Company and to manage the investment and reinvestment of the assets of the Company, subject to the supervision of the Board of Directors of the Company (the “Board”), for the period and upon the terms herein set forth, (i) in accordance with the investment objective, policies and restrictions that are set forth in the Company’s annual report on Form 10-K filed on March 11, 2021; (ii) in accordance with all other applicable federal and state laws, rules and regulations, and the Company’s charter and bylaws as the same shall be amended from time to time; and (iii) in accordance with the Investment Company Act. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement, (i) determine the composition of the portfolio of the Company, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify, evaluate and negotiate the structure of the investments made by the Company; (iii) execute, close and monitor the Company’s investments; (iv) determine the securities and other assets that the Company will purchase, retain, or sell; (v) perform due diligence on prospective portfolio companies; and (vi) provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds. Subject to the supervision of the Board, the Adviser shall have the power and authority on behalf of the Company to effectuate its investment decisions for the Company, including the execution and delivery of all documents relating to the Company’s investments and the placing of orders for other purchase or sale transactions on behalf of the Company. In the event that the Company determines to acquire debt financing, the Adviser shall arrange for such financing on the Company’s behalf, subject to the oversight and approval of the Board. If it is necessary for the Adviser to make investments on behalf of the Company through a special purpose vehicle, the Adviser shall have authority to create or arrange for the creation of such special purpose vehicle and to make such investments through such special purpose vehicle (in accordance with the Investment Company Act).

(b)   The Adviser hereby accepts such employment and agrees during the term hereof to render the services described herein for the compensation provided herein.
(c)   The Adviser shall for all purposes herein provided be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.
(d)   The Adviser shall keep and preserve for the period required by the Investment Company Act any books and records relevant to the provision of its investment advisory services to the Company and shall specifically maintain all books and records in accordance with Section 31(a) of the Investment Company Act, and the rules and regulations promulgated thereunder, with respect to the Company’s portfolio transactions and shall render to the Board such periodic and special reports as the Board may reasonably request. The Adviser agrees that all records that it maintains for the Company are the property of the Company and shall surrender promptly to the Company any such records upon the Company’s request, provided that the Adviser may retain a copy of such records.
2.
Company’s Responsibilities and Expenses Payable by the Company.

All investment professionals of the Adviser and their respective staffs, when and to the extent engaged in providing investment advisory and management services hereunder, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Adviser and not by the Company. The Company shall bear all other costs and expenses of its operations, administration and transactions, including (without limitation) those relating to: the Company’s pro-rata portion of fees and expenses related to an initial public offering of the Public Fund in connection with a Spin-Off transaction (as defined below); fees and expenses related to public and private offerings, sales and repurchases of the Company’s securities; calculating the Company’s net asset value (including the cost and expenses of any independent valuation firm); fees and expenses payable to third parties, including agents, consultants or other advisers, in connection with monitoring financial and legal affairs for the Company and in providing administrative services, monitoring the Company’s investments and performing due diligence on the Company’s prospective portfolio companies or otherwise relating to, or associated with, evaluating and making investments; interest payable on debt, if any, incurred to finance the Company’s investments; sales and purchases of shares of the Company’s common stock and other securities; investment advisory and management fees; administration fees, if any, payable under the administration agreement between the Company and the Company’s administrator, Runway Administrator Services LLC (f/k/a GSV Credit Service Company, LLC) (the “Administrator”), dated as of December 15, 2016 (the “Administration Agreement”) (as the same shall be amended from time to time); transfer agent and custodial fees; federal and state registration fees; all costs of registration and listing the Company’s securities on any securities exchange (an “Exchange Listing”); U.S. federal, state and local taxes; fees and expenses of directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party or an affiliate thereof (the “Independent Directors”); costs of preparing and filing reports or other documents required by the Securities and Exchange Commission (the “SEC”), the Financial Industry Regulatory Authority or other regulators; costs of any reports, proxy statements or other notices to stockholders, including printing costs; the Company’s allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; and all other expenses incurred by the Company, the Adviser or the Administrator in connection with administering the Company’s business, including payments under the Administration Agreement between the Company and the Administrator, based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of the Company’s chief compliance officer and chief financial officer and their respective staffs.
For purposes of this Agreement, a “Spin-Off transaction” includes either a transaction whereby (a) the Company offers its stockholders the option to elect to either (i) retain their ownership of shares of the Company’s common stock, or (ii) exchange their shares of the Company’s common stock for shares of common stock in a newly formed entity (the “Public Fund”) that shall elect to be regulated as a BDC under the

Investment Company Act and treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Public Fund Spin-Off”); or (b) the Company completes an Exchange Listing.
3.
Compensation of the Adviser.

The Company agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a base management fee (“Base Management Fee”) and an incentive fee (“Incentive Fee”) as hereinafter set forth. The cost of both the Base Management Fee and the Incentive Fee will ultimately be borne by the Company’s common stockholders. The Company shall make any payments due hereunder to the Adviser or to the Adviser’s designee as the Adviser may otherwise direct.
(a)   The Base Management Fee shall be payable on the first day of each calendar quarter and calculated as follows:
The Base Management Fee shall be an amount equal to 0.4375% (1.75% annualized) of the Company’s average daily Gross Assets during the most recently completed calendar quarter for so long as the aggregate amount of Gross Assets of the Company as of the end of the most recently completed calendar quarter is less than $500,000,000. For purposes of this Agreement, “Gross Assets” is defined as the Company’s gross assets, including assets purchased with borrowed funds or other forms of leverage, as of the end of the most recently completed fiscal quarter. If the aggregate amount of Gross Assets as of the end of the most recently completed calendar quarter is equal to or greater than $500,000,000, but less than $1,000,000,000, the Base Management Fee shall be an amount equal to 0.40% (1.60% annualized) of the average daily Gross Assets during the most recently completed calendar quarter. If the aggregate amount of Gross Assets as of the end of the most recently completed calendar quarter is equal to or greater than $1,000,000,000, the Base Management Fee shall be an amount equal to 0.375% (1.50% annualized) of the average daily Gross Assets during the most recently completed calendar quarter.
The Base Management Fee shall be appropriately prorated for any partial month or quarter.
(b)   The Incentive Fee shall consist of two parts, as follows:
(i)   (A) The first part (the “Income Incentive Fee”) shall be calculated and payable quarterly in arrears based on the Pre-Incentive Fee net investment income for the immediately preceding fiscal quarter. Payments based on Pre-Incentive Fee net investment income shall be based on the Pre-Incentive Fee net investment income earned for the quarter. For this purpose, “Pre-Incentive Fee net investment income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial and consulting fees or other fees that the Company receives from portfolio companies) accrued by the Company during the fiscal quarter, minus the Company’s operating expenses for the quarter (including the Base Management Fee, expenses payable under the Administration Agreement, and any dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay in kind interest and zero coupon securities), accrued income the Company has not yet received in cash; provided, however, that the portion of the Income Incentive Fee attributable to deferred interest features shall be paid, only if and to the extent received in cash, and any accrual thereof shall be reversed if and to the extent such interest is reversed in connection with any write off or similar treatment of the investment giving rise to any deferred interest accrual, applied in each case in the order such interest was accrued. Such subsequent payments in respect of previously accrued income shall not reduce the amounts payable for any quarter pursuant to this Section 3(b)(i)(A). Pre-Incentive Fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.
      (B)   Pre-Incentive Fee net investment income, expressed as a rate of return on the value of the Company’s net assets (defined as total assets less liabilities) at the end of the immediately preceding fiscal quarter, shall be compared to a “hurdle rate” of 2.0% per quarter (8.0% annualized). The Company shall pay the Adviser an Income Incentive Fee with respect to the Company’s Pre-Incentive Fee net investment income in each calendar quarter as follows: (1) no Income Incentive Fee in any calendar quarter in which the Company’s Pre-Incentive Fee net investment income does not exceed the hurdle rate of 2.0%; (2) 80% of the Company’s Pre-Incentive Fee net investment income with respect to that portion of such Pre-Incentive Fee net investment income, if any, that exceeds the hurdle rate but is less than 2.667% in any calendar quarter (10.668% annualized) (the portion of the Company’s Pre-Incentive Fee net investment income that exceeds the hurdle but is less than 2.667% is referred to as the “catch-up”; the “catch-up” is meant to provide the Adviser with 20.0% of the Company’s Pre-Incentive Fee net investment income as if a hurdle did not apply if the Company’s Pre-Incentive Fee net investment income exceeds 2.667% in any calendar quarter (10.668% annualized)); and (3) 20.0% of the amount of the Company’s Pre-Incentive Fee net investment income, if any, that exceeds 2.667% in any calendar quarter (10.668% annualized) payable to the Adviser (once the hurdle is reached and the catch-up is achieved, 20.0% of all Pre-Incentive Fee net investment income thereafter is allocated to the Adviser);
provided that, until the consummation of a Spin-Off transaction, in the event that (a) the sum of the Company’s cumulative net realized losses since the date of the Company’s election to be regulated as a BDC exceeds 2.0% of the total non-control/non-affiliate investments made by the Company since the date of the Company’s election to be regulated as a BDC through the end of the quarter and (b) the Pre-Incentive Fee net investment income adjusted to include any realized capital gains and losses (“Adjusted Pre-Incentive Fee net investment income”), expressed as an annualized rate of return on the value of the Company’s average daily net assets (defined as total assets less liabilities), since the Company’s election to be regulated as a BDC through the end of the quarter is less than 10%, no Income Incentive Fee shall be payable for such quarter until the first subsequent quarter in which either (x) the sum of the Company’s cumulative net realized losses since the date of the Company’s election to be regulated as a BDC is equal to or less than 2.0% of the total non-control/non-affiliate investments made by the Company since the date of the Company’s election to be regulated as a BDC through the end of such subsequent quarter or (y) the Adjusted Pre-Incentive Fee net investment income, expressed as an annualized rate of return on the value of the Company’s average daily net assets (defined as total assets less liabilities), since the Company’s election to be regulated as a BDC through the of the end of the quarter equals or exceeds 10%; provided, however, that in no event shall any Income Incentive Fee be payable for any prior quarter after the three-year anniversary of the end of such quarter.
      (C)   The Income Incentive Fee shall be payable in connection with a Public Fund Spin-Off as follows. The Income Incentive Fee shall be calculated as of the date of the completion of the Public Fund Spin-Off and shall equal the amount of Income Incentive Fee that would be payable to the Adviser if (1) all of the Company’s investments were liquidated for their current value and any unamortized deferred portfolio investment-related fees would be deemed accelerated, (2) the proceeds from such liquidation were used to pay all of the Company’s outstanding liabilities, and (3) the remainder were distributed to the Company’s stockholders and paid as Incentive Fee in accordance with the Income Incentive Fee described in clauses (1) and (2) above for determining the amount of the Income Incentive Fee; provided, however, that in no event shall the Income Incentive Fee paid in connection with the completion of the Public Fund Spin-Off (x) include the portion of the Income Incentive Fee attributable to deferred interest features of a particular investment that is not transferred pursuant to the Public Fund Spin-Off until such time as the deferred interest is received in cash, or (y) exceed 20% of the Company’s Pre-Incentive Fee net investment income accrued by the Company for the fiscal quarter as of the date of the completion of the Public Fund Spin-Off. The Company shall make the payment of the Income Incentive Fee paid in connection with the completion of the Public Fund Spin-Off in cash on or immediately following the date of the completion of the Public Fund Spin-Off. After the Public Fund Spin-Off, all calculations relating to the Incentive Fee payable shall be made beginning on the day immediately following the completion of the Public Fund Spin-Off without taking into account the exchanged shares of the Company’s common stock (or contributions, distributions or proceeds relating thereto).

(ii)   (A)   The second part of the Incentive Fee (the “Capital Gains Fee”) shall be determined and payable in arrears as of the end of each calendar year (or upon termination of this Agreement as set forth below), commencing with the calendar year ending December 31, 2016, and shall equal 20.0% of the Company’s aggregate cumulative realized capital gains, if any, from the date of the Company’s election to be regulated as a BDC through the end of the relevant calendar year, computed net of aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid Capital Gains Fee. For purposes of this Section 3(b)(ii), the Company’s “aggregate cumulative realized capital gains” shall not include any unrealized appreciation. If such amount is negative, then no Capital Gains Fee shall be payable for such year. In the event that this Agreement shall terminate as of a date that is not a calendar year end, the termination date shall be treated as though it were a calendar year end for purposes of calculating and paying a Capital Gains Fee.
      (B)   The Capital Gains Fee shall be payable in respect of the exchanged shares of the Company’s common stock in connection with the Public Fund Spin-Off and shall be calculated as of the date of the completion of the Public Fund Spin-Off as if such date were a calendar year-end for purposes of calculating and paying the Capital Gains Fee.
(c)   No Income Incentive Fee or Capital Gains Fee shall be payable in connection with the Public Fund Spin-Off unless, on the date of the completion of the Public Fund Spin-Off, the sum of the Company’s (i) Pre-Incentive Fee net investment income and (ii) realized capital gains less realized capital losses and unrealized capital depreciation from the date of the Company’s election to be regulated as a BDC through, and including, the date of the completion of the Public Fund Spin-Off, is greater than 8% of the cumulative net investments made by the Company since its election to be regulated as a BDC.
4.
Covenants of the Adviser.

The Adviser covenants that it shall remain registered as an investment adviser under the Advisers Act so long as the Company maintains its election to be regulated as a BDC under the Investment Company Act. The Adviser agrees that its activities shall at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.
5.
Limitations on the Employment of the Adviser.

The services of the Adviser to the Company are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Company, so long as its services to the Company hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Company’s portfolio companies, subject to applicable law). So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Company, subject to the Adviser’s right to enter into sub-advisory agreements. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that directors, officers, employees and stockholders of the Company are or may become interested in the Adviser and its affiliates, as directors, officers, employees, partners, stockholders, members, managers or otherwise, and that the Adviser and directors, officers, employees, partners, stockholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the Company as stockholders or otherwise.
6.
Responsibility of Dual Directors, Officers and/or Employees.

If any person who is a manager, partner, officer or employee of the Adviser or the Administrator is or becomes a director, officer and/or employee of the Company and acts as such in any business of the Company, then such manager, partner, officer and/or employee of the Adviser or the Administrator shall be deemed to be acting in such capacity solely for the Company, and not as a manager, partner, officer or employee of the Adviser or the Administrator or under the control or direction of the Adviser or the Administrator, even if paid by the Adviser or the Administrator.
7.
Limitation of Liability of the Adviser; Indemnification.

The Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its sole member) shall not be liable to the Company for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services), and the Company shall indemnify, defend and protect the Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its members and the Administrator, each of whom shall be deemed a third party beneficiary hereof) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Company. Notwithstanding the preceding sentence of this Section 7 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Company or its security holders to which the Indemnified Parties would otherwise be subject by reason of criminal conduct, willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement (as the same shall be determined in accordance with the Investment Company Act and any interpretations or guidance by the SEC or its staff thereunder).
8.
Effectiveness, Duration and Termination of the Agreement.

(a)   This Agreement shall become effective as of the first date above written. The provisions of Section 7 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as set forth in this Section 8, the Adviser shall be entitled to any amounts owed under Section 3 through the date of termination or expiration and Section 7 shall continue in force and effect and apply to the Adviser and its representatives as and to the extent applicable.
(b)   The Agreement shall continue in effect for two years from the date hereof and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (A) the affirmative vote of a majority of the Board, or by the affirmative vote of a majority of the outstanding voting securities of the Company, and (B) the affirmative vote of a majority of the Company’s Independent Directors, in accordance with the requirements of the Investment Company Act.
(c)   This Agreement may be terminated at any time, without the payment of any penalty, upon not more than 60 days’ written notice, by: (i) the affirmative vote of a majority of the outstanding voting securities of the Company, (ii) the affirmative vote of a majority of the Board, including a majority of the Independent Directors, or (iii) the Adviser.
(d)   This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act).
(e)   The provisions of Section 7 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed under Section 3 through the date of termination or expiration and Section 7 shall continue in force and effect and apply to the Adviser and its representatives as and to the extent applicable.

9.
Notices.

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.
10.
Amendments.

This Agreement may be amended by mutual consent, but the consent of the Company must be obtained in conformity with the requirements of the Investment Company Act.
11.
Entire Agreement; Governing Law.

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. This Agreement shall be construed in accordance with the laws of the State of New York and in accordance with the applicable provisions of the Investment Company Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.
12.
Miscellaneous.

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.
13.
Counterparts.

This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.
RUNWAY GROWTH FINANCE CORP.
By:

Name:
Title:
RUNWAY GROWTH CAPITAL LLC
By:

Name:
Title:
~~RUNWAY GROWTH CREDIT FUND INC.~~
~~By: /s/ R. David Spreng~~

~~Name: R. David Spreng~~
~~Title: President and Chief Executive Officer~~
~~RUNWAY GROWTH CAPITAL LLC~~
~~By: /s/ R. David Spreng~~

~~Name: R. David Spreng~~
~~Title: President~~

SCAN TOVIEW MATERIALS & VOTE RUNWAY GROWTH FINANCE CORP.VOTE BY INTERNET205 N MICHIGAN AVE, SUITE 4200CHICAGO, IL 60601Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation up until 11:59 p.m. Eastern Time the day before the cut-off date or meetingdate. Have your proxy card in hand when you access the web site and follow theinstructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/RWAY2024SMYou may attend the meeting via the Internet and vote during the meeting. Have theinformation that is printed in the box marked by the arrow available and follow theinstructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have yourproxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V60198-S03976KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLY RUNWAY GROWTH FINANCE CORP.The Board of Directors recommends you vote FOR the following:2.To elect a director to serve for the remainder of the Class III director term until the Company's 2025 annual meeting of stockholders, and until her successor is duly elected and qualified (the “Director Proposal”). Nominee: 1)Catherine Frey ForWithholdFor AllTo withhold authority to vote for any individualAllAllExceptnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below.!!! The Board of Directors recommends you vote FOR the following proposals:ForAgainstAbstain1.To approve a new investment management agreement (the “New Advisory Agreement”) between the Company and Runway Growth!!!Capital LLC (the “Adviser”) (the “New Advisory Agreement Proposal”).3.To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient!!!votes at the time of the Special Meeting to approve the New Advisory Agreement (the “Adjournment Proposal”).NOTE: Such other business as may properly come before the meeting or any adjournment thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Notice and Proxy Statement and Shareholder Letter are available at www.proxyvote.com.V60199-S03976RUNWAY GROWTH FINANCE CORP.Special Meeting of ShareholdersJanuary 23, 2025 at 10:00 AM Eastern TimeThis proxy is solicited by the Board of DirectorsThe undersigned hereby appoints R. David Spreng and Thomas B. Raterman, him/her as proxies, each with full power of substitution, to vote all of the Common Stock that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held onJanuary 23, 2025 beginning at 10:00 AM Eastern Time, and at any adjournments or postponements thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side